                                                                    Exhibit 10.9
                                                                    ------------


                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


                                  dated as of
                               February 12, 1996,


                                  by and among


                            GRC INTERNATIONAL, INC.

                               (the "Borrower"),

                                   SWL INC.,

                          GENERAL RESEARCH CORPORATION

                                      and


                            MERCANTILE-SAFE DEPOSIT
                               AND TRUST COMPANY

                                  (the "Bank")

                               TABLE OF CONTENTS


Section                                                        Page
-------                                                        ----

                                Credit Facility
                                ---------------

1.1   Term Loans                                                 2
1.2   Revolving Credit Loan; Letters of Credit                   2
1.3   Advances and Payments                                      3
1.4   Notice and Manner of Borrowing                             4
1.5   Method of Payment                                          4
1.6   Use of Loan Proceeds                                       4
1.7   Unused Facility Fee                                        4
1.8   Collateral Security                                        4

                                  Definitions
                                  -----------

2.1   Definitions                                                5
2.2   Amendments, etc. Included                                  9


                         Representations and Warranties
                         ------------------------------

3.1   Organization and Authority; Conflicting
      Laws and Agreements                                        9
3.2   Subsidiaries                                              10
3.3   Margin Stock                                              10
3.4   Financial Statements                                      10
3.5   Financial Condition                                       10
3.6   Litigation; Tax Returns; Governmental
      Approvals                                                 10
3.7   Liens                                                     11
3.8   Enforceability                                            11
3.9   No Defaults                                               11
3.10  ERISA                                                     11
3.11  Commercial Loan                                           11
3.12  Capital Stock                                             11
3.13  Hazardous Materials                                       12
3.14  Assignments under the Federal
       Assignment of Claims Act                                 12

Section                                                         Page
-------                                                         ----


                                   Covenants
                                   ---------

4.1   Payment of Taxes and Other Claims                         12
4.2   Maintenance of Properties                                 13
4.3   Corporate Existence                                       13
4.4   Maintenance of Insurance                                  13
4.5   Financial Information, Tax Returns and Reports            13
4.6   Indebtedness                                              16
4.7   Liens                                                     16
4.8   Disposition of Stock and Indebtedness                     17
4.9   Investments, Loans, Advances, Guarantees and
       Contingent Liabilities                                   17
4.10  Merger and Sale of Assets                                 18
4.11  Dealings with Affiliates                                  18
4.12  Limitations on Certain Contracts                          18
4.13  ERISA                                                     19
4.14  Issuance of Stock                                         19
4.15  Financial Condition and Ratios                            19
4.16  Obligations of Borrower Unconditional                     20
4.17  Businesses                                                20
4.18  Compliance with Laws                                      20
4.19  Hazardous Materials                                       20
4.20  Material Agreements                                       21
4.21  Assignments under the Federal
       Assignment of Claims Act                                 21


                        Events of Default and Remedies
                        ------------------------------

5.1  Events of Default                                          21
5.2  Acceleration                                               23
5.3  Costs of Collection                                        23
5.4  Consent to Jurisdiction; Waiver of Jury Trial              24
5.5  Service of Process                                         24
5.6  Acceleration of Other Obligations to Bank                  24
5.7  Remedies Cumulative                                        24

Section                                                         Page
-------                                                         ----


                        Conditions Precedent to Lending
                        -------------------------------

6.1  Conditions to the Making of the Initial Term Loan
      and the Initial Advance under the Revolving Credit Loan   24
6.2  Conditions to the Making of Each Advance under
      the Revolving Credit Loan                                 25
6.3  Conditions to the Making of any Supplemental
      Term Loan                                                 26

                              Collateral Security
                              -------------------

7.1  Security Documents                                         27
7.2  Deposit Balances                                           27


                                 Miscellaneous
                                 -------------

8.1  Exercise of Rights                                         28
8.2  Payment Due on Banking Day                                 28
8.3  Assessments                                                28
8.4  Survival                                                   28
8.5  Notices                                                    29
8.6  Counterparts                                               29
8.7  Successors and Assigns; Governing Law;
      Amendments                                                29
8.8  Section Headings; Construction                             29
8.9  Transaction Expenses                                       30
8.10 Estoppel Certificates                                      30
8.11 Indemnification                                            30
8.12 Publicity                                                  31

Exhibit A -- Form of Term Loan Note
---------
Exhibit B -- Form of Consolidated, Amended and Restated
---------
 Revolving Credit Master Note
Exhibit C -- Form of Borrowing Base Certificate
---------

                              AMENDED AND RESTATED
                              --------------------
                           REVOLVING CREDIT AGREEMENT
                           --------------------------


     THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement"), dated as of the 12th day of February, 1996, by and among GRC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), SWL INC., a Virginia corporation ("SWL"), GENERAL RESEARCH CORPORATION, a Virginia corporation ("GRC") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (the "Bank").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to (i) a Revolving Credit and Term Loan Agreement dated July 30, 1990 (the "Original Loan Agreement") by and among the Bank, the Borrower, SWL, GRC, Moseley Associates, Inc. ("Moseley") and Semifab, Inc. ("Semifab") and (ii) a Revolving Credit Master Note dated August 9, 1990 executed by the Borrower, SWL, GRC, Moseley and Semifab in favor of the Bank (the "Original Note"), the Bank established a $10,000,000 revolving credit facility in favor of the Borrower, SWL, GRC, Moseley and Semifab; and

     WHEREAS, the Original Loan Agreement was amended as of May 28, 1992 for the purpose, among other things, of releasing Moseley and Semifab as obligors thereunder; and

     WHEREAS, in connection with such amendment to the Original Loan Agreement, the Borrower, together with SWL and GRC executed an Amended and Restated Revolving Credit Master Note (the "Primary Note") dated May 28, 1992 in favor of the Bank, which Primary Note amended and restated the terms of the Original Note; and

     WHEREAS, pursuant to a Revolving Credit Note (Commercial) executed by the Borrower and dated December 8, 1995 (the "Supplemental Note"), the Bank made an additional $5,000,000 in revolving credit available to the Borrower; and

     WHEREAS, the Borrower has requested and the Bank has agreed (i) to amend and restate the Original Loan Agreement, as amended, for the purpose, among other things, of including the Borrower's obligations under the Supplemental Note as an additional obligation thereunder and (ii) to consolidate the indebtedness evidenced by the Primary Note and the Supplemental Note (such indebtedness, as so consolidated, the "Revolving Credit Loan") by having the Borrower execute and deliver to the Bank a Consolidated, Amended and Restated Revolving Credit Master Note; and

     WHEREAS, pursuant to a letter from the Bank to the Borrower dated September 8, 1995, the Bank has agreed to make available to the Borrower, on an offering basis, an additional $5,000,000 revolving credit facility (the "Acquisition Facility") for the purpose of providing bridge financing to fund acquisitions by the Borrower from time to time, on the condition that advances under such facility will be at the Bank's sole discretion; and

     WHEREAS, pursuant to such revolving credit facility, the Borrower has requested and the Bank has agreed initially to lend the Borrower the sum of Two Million Two Hundred Thousand Dollars ($2,200,000) (the "Term Loan") on the date hereof; and

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

     1.    CREDIT FACILITY.
           ---------------

     1.1.  Term Loans.  (a)  Pursuant to the Acquisition Facility, the Borrower
           ----------
shall execute and deliver to the Bank on the date of the funding of the Term Loan (the "Closing Date") a Term Loan Note in the principal amount of $2,200,000, substantially in the form of Exhibit A attached hereto (the "Term
                                         ---------
Loan Note"). The Term Loan shall bear interest at a fluctuating rate of interest equal to the Prime Rate set by the Bank from time to time, adjusted upwards and downwards on and as of the date of any change in the Prime Rate and calculated on the basis of a 360-day year factor applied to actual days elapsed, and shall mature on September 1, 1997.

     (b) The parties anticipate that from time to time hereafter, the Borrower may make requests for proposals from the Bank regarding additional bridge and/or term loans under the Acquisition Facility for the purpose of financing future acquisitions by the Borrower or any of its Subsidiaries. The Bank may (but shall in no way be obligated to) consider such requests and make one or more proposals to the Borrower regarding such requests. Upon the Borrower's acceptance of such a proposal by the Bank, the Borrower shall execute a term loan promissory note in such form and containing such terms and conditions (including without limitation applicable interest rate(s), amortization and additional collateral, if any) as may then be agreed to by the Bank and the Borrower. Each such promissory note shall be deemed a "Supplemental Term Loan Note," and the loan evidenced thereby shall be deemed a "Supplemental Term Loan," for all purposes hereunder. Nothing herein shall imply or be interpreted as a commitment by the Bank to lend, or by the Borrower to borrow, any Supplemental Term Loan.

     1.2. Revolving Credit Loan; Letters of Credit.  (a)  On the Closing Date
          ----------------------------------------
(hereinafter defined) the Borrower shall execute and deliver to the Bank a

Consolidated, Amended and Restated Revolving Credit Master Note in the face principal amount of $15,000,000, substantially in the form of Exhibit B attached
                                                              ---------
hereto (the "Revolving Credit Note"). The Revolving Credit Loan shall bear interest at a fluctuating rate of interest equal to the Prime Rate set by the Bank from time to time, adjusted upwards and downwards on and as of the date of any change in the Prime Rate and calculated on the basis of a 360-day year factor applied to actual days elapsed. The Bank is hereby authorized to indicate by notation on its internal loan accounting system, with appropriate reference to the customer number assigned by the Bank, all advances of the Revolving Credit Loan made pursuant to this Agreement and all payments of principal. Such notations shall be presumptive as to the aggregate unpaid principal balance of the Revolving Credit Loan, but the failure of the Bank to make any such notation shall not affect the obligations of the Borrower hereunder or in connection with the Revolving Credit Loan. The entire, then outstanding principal balance of the Revolving Credit Loan, together with the accrued and unpaid interest thereon, shall be due and payable on January 15, 1998, except that the Revolving Credit Loan shall be automatically extended for one or more successive, one-year renewal terms unless the Bank, at its sole option, delivers written notice of non-renewal to the Borrower at least fifteen
(15) calendar months prior to the end of the initial period or any renewal period. Upon the Bank's request, the Borrower shall execute and deliver to the Bank a new Revolving Credit Note, dated the applicable anniversary of the Closing Date, upon each renewal of the Revolving Credit Loan, provided that the failure of the Bank to request or of the Borrower to execute and deliver a new Revolving Credit Note shall not affect the obligations of the Borrower hereunder or in connection with the Revolving Credit Loan.

           (b) Subject to the terms and conditions hereof, the Bank agrees to issue letters of credit for the account of the Borrower on any Banking Day prior to the maturity date of the Revolving Credit Loan, in such form as may be approved from time to time by the Bank; provided that the Bank shall have no obligation to issue any letter of credit if, after giving effect to such issuance, the aggregate amount of all letters of credit so issued and outstanding, when added to the then outstanding principal balance of the Revolving Credit Loan, would exceed the Maximum Availability, as set forth in
Section 1.3. Each letter of credit shall be issued pursuant to the Bank's standard letter of credit application, reimbursement agreement and/or such other documentation as the Bank may require, and shall be in such amount(s) and subject to such duration, draw and other conditions as are acceptable to the Bank in its sole discretion.

     1.3.  Advances and Payments.  The aggregate amount of all advances under
           ---------------------
the Revolving Credit Loan at any one time outstanding shall not exceed the lesser of (x) $15,000,000 or (y) the Loan Formula (hereinafter defined) (the "Maximum Availability"). The Borrower shall from time to time make such payments of principal, together with accrued interest on the principal so paid, to the Bank as shall be necessary in order to maintain the outstanding balance of such advances at or below the maximum allowable aggregate amount outstanding established pursuant to the immediately preceding sentence. Each Borrowing Base Certificate furnished to the Bank pursuant to Section 4.5(d) hereof shall (subject to such modifications and adjustments as the Bank may reasonably deem appropriate as a result of its independent review of the calculations and supporting data and documentation relating to such certificate) govern the Loan Formula for the period until the next such certificate is delivered to the Bank; provided, however, that the Bank shall not be obligated to make any advance under the Revolving Credit Loan on the basis of a certificate which reports Loan Formula data that is more than forty-five (45) days old.

     1.4.  Notice and Manner of Borrowing.  The Bank shall, from time to time,
           ------------------------------
subject to the maximum aggregate outstanding amount permitted under Section
1.3 hereof and so long as no Event of Default or Potential Default has occurred or is continuing, make advances under the Revolving Credit Loan upon receipt of requests therefor (which may be given in writing, by telephone or in any other manner which the Bank deems reasonable and appropriate under the circumstances) from the Borrower's chief executive officer, chief financial officer or such other authorized officer or officers as the Borrower may from time to time specify to the Bank in writing. Each such request shall include the date and amount of the advance subject thereto and shall comply with such additional requirements as may be set forth in the Revolving Credit Note.

     1.5.  Method of Payment.  All payments hereunder and under the Notes shall
           -----------------
be made by not later than 2:00 P.M. (Baltimore time) on the date when due, to the Bank at its address referred to in Section 8.5 hereof in immediately available funds. Whenever any payment hereunder or under the Notes becomes due on a day which is not a Banking Day (hereinafter defined), such payment may be made on the next succeeding Banking Day and such extension of time shall be included in the computation of the interest due.

     1.6.  Use of Loan Proceeds.  The Borrower shall use the proceeds of the
           --------------------
Term Loan for the purpose of financing a portion of the price of its acquisition of the assets of Quintessential Solutions Incorporated. The Borrower may use the proceeds of the Revolving Credit Loan for working capital or other corporate purposes, subject, however, to the restrictions set forth in this Agreement.

     1.7.  Unused Facility Fee.  The Borrower shall pay the Bank a facility fee
           -------------------
(the "Facility Fee"), payable quarterly in arrears, equal to 1/8 of 1% of the difference between (i) the average daily amount outstanding of the Revolving Credit Loan during the quarter for which such payment is made and (ii) $15,000,000.

     1.8.  Collateral Security.  The Borrower covenants and agrees that the Term
           -------------------
Loans and all advances under the Revolving Credit Loan at any time outstanding and all present and future indebtedness from time to time owing to the Bank from the Borrower or any Subsidiary (hereinafter defined), whether pursuant to this Agreement, any other credit facility, any guarantee or otherwise, shall at all times be secured by and entitled to the benefit of all collateral security of every type and description heretofore or hereafter afforded the Bank by the Borrower or any Subsidiary, whether pursuant to this Agreement, any other credit facility, any guarantee or otherwise.

     2.  DEFINITIONS.
         -----------

     2.1.  Definitions.  The following terms, when used herein, shall have the
           -----------
following meanings:

     "Acquisition Facility" shall have the meaning set forth in the sixth
      --------------------
recital paragraph hereof.

     "Affiliate" shall mean a person, partnership, venture, trust or corporation
      ---------
(including a subsidiary) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Borrower, (ii) which beneficially owns or holds five percent (5%) or more of any class of the voting shares (that is, shares entitled to vote for corporate directors) of the Borrower, or (iii) five percent (5%) or more of the voting shares (or in the case of a person which is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by the Borrower or another Affiliate. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, partnership, venture, trust or corporation whether through the ownership of voting securities, by contract or otherwise.

     "Banking Day" shall have the meaning set forth in the form of Term Loan
      -----------
Note set forth as Exhibit A attached hereto.
                  ---------

     "Closing Date" shall have the meaning set forth in Section 1.1(a) hereof.
      ------------

     "Collateral" shall have the meaning collectively set forth in Section 1 of
      ----------
the Security Agreements and Section 1 of the Pledge Agreement, and

"Receivables," "Inventory" and "Equipment" shall have the meanings set forth in
 -----------    ---------       ---------
Section 1 of the Security Agreements.

     "Default Rate" shall mean a fluctuating rate of interest, adjusted daily,
      ------------
equal to the Prime Rate plus three percent (3%) per annum.

     "Environmental Complaint" shall mean any complaint, order, citation or
      -----------------------
notice with regard to air emissions, water discharges, noise emissions or any other environmental, health or safety matter affecting the Borrower.

     "ERISA," "Plan," and "PBGC" shall have the meanings set forth in Section
      -----    ----        ----
3.10 of this Agreement.

     "Event of Default" shall mean any of the events specified in Section 5.1
      ----------------
hereof.  "Potential Default" shall mean the occurrence of any event or existence
          -----------------
of any condition which, with the giving of notice, would become an Event of Default.

     "Financial Statements" shall have the meaning set forth in Section 3.4 of
      --------------------
this Agreement.

     "GRC" shall mean General Research Corporation, a Virginia corporation and
      ---
an inactive subsidiary of the Borrower.

     "Hazardous Material" shall mean any oil, petroleum products or their
      ------------------
byproducts or any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (collectively, "Toxic Waste Laws"), as
                                                        ----------------
now or any time hereafter in effect, regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.

     "Loan Documents" shall mean, collectively, this Agreement, the Notes and
      --------------
the Security Documents.

     "Loan Formula" shall mean, as of any time that the same is to be
     -------------
determined, the aggregate book value of the Eligible Accounts.  "Eligible
                                                                ---------
Accounts" shall mean (A) eighty percent (80%) of all accounts receivable of the
---------
Borrower, as classified in a manner consistent with documents filed by the Borrower with the United States Securities and Exchange Commission, which are by their terms payable within thirty (30) days after the billing for performance of services or the shipment of goods and which are not more than sixty (60) days past due; and (B) fifty percent (50%) of all amounts fully earned by GRC and SWL for the performance of services which are classified by the Borrower as unbilled receivables ("Unbilled Receivables"); provided, however, that no more than
              --------------------
$2,500,000 in Unbilled Receivables shall be includable in the Borrowing Base for purposes of Section 1.3 hereof. With respect to any joint venture which is an Affiliate, Eligible Accounts shall also include eighty percent (80%) of the accounts receivable of such joint venture which (1) are distributable by such joint venture to any the Borrower when collected, (2) have been duly billed to the account debtor and (3) by their terms are payable within thirty (30) days after the billing for performance of services or the shipment of goods and which are not more than sixty (60) days past due; provided, however, that the accounts receivable of a particular joint venture shall not be eligible as provided herein unless (a) the Borrower owns an interest in income and profits of at least 51% in the aggregate of such joint venture and also controls its management, and (b) such accounts receivable have not been pledged or assigned to any other Person or Eligible Accounts shall not include (w) amounts owed by an account debtor of the Borrower or any joint venture (as provided above) who is the subject of any bankruptcy, reorganization, insolvency or liquidation proceeding, (x) accounts receivable of the Borrower or of any joint venture (as provided above) which are questionable as to collectibility, (y) accounts receivable of the Borrower or of any joint venture (as provided above) which are owed with respect to a particular job, contract or project more than one-half of the accounts (measured by amounts outstanding) for which are ineligible under clauses (w) and (x) above, or (z) any accounts receivable of a joint venture which arise from then outstanding accounts receivable of the Borrower, regardless of whether the corresponding Borrower's receivable is then included in the Borrowing Base. "Borrowing Base" shall have the same meaning as "Loan
                        --------------
Formula" for purposes of this Agreement.

     "Loans" shall mean collectively, the Revolving Credit Loan, the Term Loan
      -----
and any Supplemental Term Loan made pursuant to Section 1.1(b) hereof.

     "Maximum Availability" shall have the meaning set forth in Section 1.3.
      --------------------

     "Notes" shall mean, collectively, the Revolving Credit Note, the Term Loan
      -----
Note and any Supplemental Term Loan Note executed pursuant to Section 1.1(b) hereof, and shall also include any other document, agreement or instrument evidencing all or any portion of the Loans and all extensions and renewals thereof and substitutions therefor.

     "Obligations" shall mean, collectively, (i) the payment of all principal of
      -----------
and interest on the Notes as and when the same become due and payable (whether by lapse of time, acceleration or otherwise), (ii) the payment of all interest, fees and charges payable by the Borrower under the terms of the Loan Documents,
(iii) the payment of all other indebtedness, obligations and liabilities arising under, and the observance and performance of all covenants and agreements contained in, the Loan Documents, (iv) the payment of all principal of and interest on any other loans, credits or advances at any time heretofore or hereafter made to the Borrower by the Bank, whether or not related to or arising from the Loans or the Loan Documents, and (v) the payment in full of all expenses and charges, legal or otherwise, including reasonable attorneys' fees, suffered or incurred by the Bank in collecting or enforcing payment of the Notes or any or all of the other foregoing indebtedness or in realizing upon, protecting or preserving any collateral security for the Notes or such other indebtedness.

     "Premises" shall mean the significant sites of the Borrower's operations,
      --------
including without limitation those sites sets forth below:

1900 Gallows Road          5383 Hollister Ave.          635 Discovery Dr.
Vienna, VA 22182           Santa Barbara, CA 93111      Huntsville, AL 35806

300 N. Continental         2221 Camino del Rio S.     31255 Cedar Valley Drive
Boulevard, Suite 550       Suite 305                  Suite 300
El Segundo, CA 90245       San Diego, CA 92108        Westlake Village, CA 91362

985 Space Center Drive     1980 N. Atlantic Avenue  7200 North Nine Avenue
Suite 310                  Suite 1030               Suite 4
Colorado Springs, CO 80915 Cocoa Beach, FL 32931    Pensacola, FL 32504

One 11th Avenue            7351 Shadeland Station   5 Cherry Hill Drive
Suite D-2                  Suite 260                Suite 220
Shalimar, FL 32579         Indianapolis, IN 46256   Danvers, MA 01923

8310 Guilford Road         20 Trafalgar Square      3900 Juan Tabo, N.E.
Suite A                    Suite 455                Suite 12
Columbia, MD 21046         Nashua, NH 03063         Albuquerque, NM 87111

2940 Presidential Drive    2300 Computer Avenue     7410 Northside Drive
Suite 390                  Building G               Suite 105
Fairborn, OH 45324         Willow Grove, PA 19090   North Charleston, SC 29420

6100 Bandera Road          2121 Eisenhower Avenue   Airport Plaza 2
Suite 507                  Suite 200                2611 Jefferson Davis Hwy.
San Antonia, TX 78238      Alexandria, VA 22314     Suite 4000
                                                      Arlington, VA 22202

Crystal Gateway I          14120 Parke Long Court   16156 Dahlgren Road
1235 Jefferson David Hwy.  Suite 101                Suite 136
Suite 501                  Chantilly, VA 22021      Dahlgren, VA 22448
Arlington, VA 22202

621 Lynnhaven Parkway      Zygimantu 10-6
Suite 360                  2001 Vilnius Lithuania
Virginia Beach, VA 23452

          "Prime Rate" shall have the meaning set forth in the form of Term Loan
           ----------
Note set forth as Exhibit A attached hereto.
                  ---------

          "Revolving Credit Note" shall have the meaning given in Section 1.2(a)
           ---------------------
hereof.

          "Security Documents" shall mean the instruments referred to in Section
           ------------------
7.1 hereof creating or providing security for the Notes, including (without limitation) the "Security Agreements" and the "Pledge Agreement" referred to in
                 -------------------           ----------------
Section 7.1 hereof.

          "Subsidiary" shall mean each corporation (if any) actively engaged in
           ----------
business, a majority of the issued and outstanding voting shares (that is, shares entitled to vote for corporate directors) of which shall, at the time as of which any determination is being made, be owned by the Borrower either directly or through Subsidiaries.

          "Supplemental Term Loan" shall have the meaning given in Section
           ----------------------
1.1(b) hereof.

          "Supplemental Term Loan Note" shall have the meaning given in Section
           ---------------------------
1.1(b) hereof.

          "SWL" shall mean SWL Inc., a Virginia corporation and an inactive
           ---
subsidiary of the Borrower.

          "Term Loan Note" shall have the meaning given in Section 1.1(a)
           --------------
hereof.

          "UCC" shall mean the Uniform Commercial Code, as in effect in any
           ---
applicable jurisdiction.

          2.2.  Amendments, etc. Included.  All defined terms herein for
                -------------------------
agreements, instruments and other documents shall be deemed to include any and all amendments, modifications, extensions and renewals thereof, substitutions therefor and supplements, exhibits and schedules thereto.

          3.    REPRESENTATIONS AND WARRANTIES.
                ------------------------------

                The Borrower represents and warrants to the Bank that:

          3.1.  Organization and Authority; Conflicting Laws and Agreements.
                -----------------------------------------------------------
The Borrower is a corporation duly organized and existing and is in good standing under the laws of the jurisdiction of its incorporation, has full and adequate corporate power to own its property and to carry on its business as now conducted, is duly licensed or qualified to do business in all jurisdictions where the nature of its business or the character of its properties requires such licensing or qualification and has full right, power and authority to enter into this Agreement and the Security Documents, to make the borrowings herein provided for, to issue the Notes and to perform each and all of the matters and things provided for in this Agreement and in the Security Documents; and this Agreement, the Security Documents and the Notes do not, nor will the performance or observance by the Borrower or any Subsidiary of any of the matters or things provided for in this Agreement, the Security Documents or the Notes contravene, conflict with or in any way be restricted by any law, rule or regulation or order of court applicable to the Borrower, any Subsidiary or any of their respective businesses, operations or properties or any provision of any organizational document of the Borrower or any lease, mortgage, indenture, contract or agreement of or affecting the Borrower, any Subsidiary or any of their respective properties.

          3.2.  Subsidiaries.  The Borrower has no Subsidiaries.
                ------------

          3.3.  Margin Stock.  Neither the Borrower nor any Subsidiary is
                ------------
engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loans hereunder will be used to purchase or carry any margin stock or to extend credit to others for that purpose.

          3.4.  Financial Statements.  The consolidated financial statements of
                --------------------
the Borrower and the Subsidiaries examined by Deloitte & Touche LLP for the fiscal year ended June 30, 1995 (the "Financial Statements"), which have heretofore been furnished to the Bank, are complete and correct and fairly present the consolidated financial condition of the Borrower and the Subsidiaries as of said date and the results of their operations for the period covered thereby, all in accordance with generally accepted accounting principles consistently applied throughout, except as otherwise noted therein. Neither the Borrower nor any Subsidiary has any liabilities which are material to the Borrower and such Subsidiary, direct or indirect, fixed or contingent, other than as indicated in the Financial Statements.

          3.5.  Financial Condition.  Since the date of the Financial
                -------------------
Statements, there have been no material adverse changes in the condition, financial or otherwise, of the Borrower and the Subsidiaries nor any changes in the operations of the Borrower and the Subsidiaries except those occurring in the ordinary course of business.

          3.6.  Litigation; Tax Returns; Governmental Approvals.  There is no
                -----------------------------------------------
litigation or governmental proceeding pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary which, if adversely determined, would result in any material adverse change in the consolidated financial condition, properties, business or operations of the Borrower or the performance by the Borrower of its obligations hereunder, under the Security Documents or under the Notes, except as previously disclosed in writing to the Bank. All federal, state and local income tax returns of the Borrower for the fiscal year ended June 30, 1995, and for all fiscal years ended prior to said date, have been filed with the appropriate taxing authorities, and all taxes shown due thereon have been timely paid. To the best of the Borrower's knowledge there are no objections to or controversies in respect of any of the income tax returns of the Borrower and the Subsidiaries for any fiscal year ended after said date pending or threatened, except for those (if any) previously disclosed in writing to the Bank, the Borrower warranting that such disclosures are true and accurate as of the date hereof. No authorization, consent, approval, license, exemption, filing or registration from or with any court or governmental department, agency or instrumentality, is or will be necessary for the valid execution, delivery or performance by the Borrower of this Agreement, the Security Documents or the Notes.

          3.7.  Liens.  There are no liens, security interests or encumbrances
                -----
on any of the assets or properties of the Borrower or any Subsidiary, except (i) as permitted by Section 4.7 hereof, and (ii) as provided in Schedule I to this Agreement and in Schedule I to each of the Security Agreements.

          3.8.  Enforceability.  This Agreement, the Security Documents and the
                --------------
Notes are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor's rights and by general principles of equity.

          3.9.  No Defaults.  The Borrower is and will remain in full compliance
                -----------
with all of the terms and conditions hereof, and no Event of Default or Potential Default has occurred and is continuing.

          3.10.  ERISA.  The Borrower and the Subsidiaries are in compliance in
                 -----
all material respects with the Employee Retirement Income Security Act of 1974 ("ERISA") as amended, to the extent applicable to them or to any plan, including both single employer and multi-employer plans subject to Title IV of ERISA and established or maintained for employees or former employees of the Borrower, any Subsidiary or any member of the "controlled group" (as defined in ERISA) (such a plan being hereinafter referred to as a "Plan"). Neither the Borrower nor any Subsidiary has received any notice to the contrary from the Pension Benefit Guaranty Corporation ("PBGC") or any other governmental entity or agency, and no "reportable event" (as defined in ERISA) has occurred and is continuing. Except as specifically otherwise disclosed in any information given to the Bank, the present value of all vested benefits (determined on PBGC-guaranteed benefits and using PBGC interest and mortality assumptions) under all single-employer Plans maintained by the Borrower or a commonly-controlled entity does not, as of the most recent valuation date, exceed the value of the assets of such Plans allocable to such benefits.

          3.11.  Commercial Loan.  Each Loan is a "commercial loan" within the
                 ---------------
meaning of Section 12-101(c) of the Commercial Law Article of the Annotated Code of Maryland, as amended.

          3.12.  Capital Stock.  All issued and outstanding shares of all
                 -------------
classes of capital stock of SWL and GRC, including common and preferred stock as well as convertible debt, are owned legally and beneficially by the Borrower.

          With respect to the shares of stock pledged pursuant to the Pledge Agreement, (i) there exists no voting trust or similar arrangement and there is no restriction on, arrangement concerning, or agreement or contract relating to the voting thereof, (ii) no proxy is currently in effect relating thereto, and
(iii) such shares have never been traded on any exchange or in any market and have neither been registered with the United States Securities and Exchange Commission nor offered or sold to the public.

          3.13.  Hazardous Materials.  Except as previously disclosed in writing
                 -------------------
to the Bank, to the best of its knowledge, the Borrower has never caused or permitted any Hazardous Material to be disposed of on, under or at any of its properties (including, without limitation, the Premises), and none of its properties have ever been used (whether by the Borrower or, to its best knowledge, by any other person or entity) as a dump site or storage (whether permanent or temporary) site for any Hazardous Material. To the best of the Borrower's knowledge the Premises contain no underground tanks or asbestos, nor any transformers containing Polychlorinated Biphenyls.

          3.14.  Assignments under the Federal Assignment of Claims Act.  Except
                 ------------------------------------------------------
as previously disclosed in writing to the Bank, neither the Borrower nor any Subsidiary has executed an assignment of a government contract (i) with respect to which the United States or any of its departments, agencies or instrumentalities is currently making payments, and (ii) which has been filed, along with a notice of assignment, pursuant to the Federal Assignment of Claims Act.

          4.   COVENANTS.
               ---------

               So long as any of the Notes remains outstanding, the Borrower hereby covenants and agrees with the Bank as follows:

          4.1.  Payment of Taxes and Other Claims.  The Borrower will, and will
                ---------------------------------
cause each Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, judgments, assessments and governmental charges levied or imposed upon the Borrower or any Subsidiary or upon the income, profits or property of the Borrower or any Subsidiary and
(b) all lawful claims for labor, materials and supplies which if unpaid might by law become a lien upon the property of the Borrower or any Subsidiary; provided, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim, the amount, applicability or validity of which is being contested diligently and in good faith by appropriate proceedings and for which the Borrower or the Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto; provided, further, that the foregoing proviso shall not relieve the Borrower of its obligation to comply with Section 4.7 hereof; and provided, further, that such proceedings do not materially impair the value or security of the Collateral or any part thereof.

          4.2.  Maintenance of Properties.  The Borrower will cause the Premises
                -------------------------
and all other properties owned, leased or operated by the Borrower or any Subsidiary and used or held for use in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Borrower may be necessary or advisable so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

          4.3.  Corporate Existence.  The Borrower will do or cause to be done,
                -------------------
and will cause each Subsidiary to do or cause to be done, all things necessary to preserve and keep in full force and effect their existence, organizational status and good standing in the state of their organization and in every other jurisdiction where the character of their properties or the nature of their businesses requires them to qualify to do business, as well as the rights (charter and statutory) and franchises of the Borrower and each Subsidiary. The Borrower will not create any new subsidiaries, nor change its name, identity or corporate structure, nor transact business under any trade name, nor change the location of any material item of the Collateral or of its chief executive offices or principal place of business without, in each case, first giving the Bank thirty (30) days' prior written notice of its intent to do so.

          4.4.  Maintenance of Insurance.  In addition to the specific
                ------------------------
requirements set forth in Section 2(f) of the Security Agreements, the Borrower will maintain, and will cause each Subsidiary to maintain, insurance coverage by good and responsible insurance underwriters in such forms and amounts and against such risks as are customary for companies engaged in similar businesses and owning and operating similar properties. The Borrower shall from time to time file with the Bank, promptly upon its request, a detailed list of the insurance then in effect covering the Borrower's properties (including, without limitation, the Collateral), stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

          4.5.  Financial Information, Tax Returns and Reports.  The Borrower
                ----------------------------------------------
will, and will cause each Subsidiary to, employ generally accepted accounting principles, applied on a consistent basis, and furnish to the Bank:

          (a) as soon as available and in any event within forty-five (45) days after the end of each interim fiscal quarter of each fiscal year of the Borrower (or on the next Banking Day thereafter, if the forty-fifth day is not a Banking
Day), a consolidated and consolidating balance sheet of the Borrower and the Subsidiaries as of the end of such interim fiscal period, and a consolidated and consolidating statement of earnings of the Borrower and the Subsidiaries for such fiscal period and for the period beginning on the first day of such fiscal year and ending on the date of such balance sheet, setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer of the Borrower;

          (b) as soon as available and in any event within ninety (90) days after the last day of each fiscal year (or on the next Banking Day thereafter, if the ninetieth day is not a Banking Day), consolidated financial statements which have been examined by Deloitte & Touche LLP or another firm of independent public accountants of recognized standing selected by the Borrower, covering the operations of the Borrower and the Subsidiaries as of the end of such year and a consolidated statement of earnings, shareholders' equity and cash flow for the Borrower and the Subsidiaries for the year then ended, each on a comparative basis with corresponding financial statements for the preceding fiscal year, which financial statements shall be accompanied by a report of such independent public accountants without exceptions or qualifications not acceptable to the Bank and stating in substance that such financial statements have been prepared in accordance with generally accepted accounting principles and that the examination of accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of accounting records and other auditing procedures as such accountants considered necessary or advisable under the circumstances; and the Borrower shall also provide the Bank with such unaudited consolidating financial statements as are used to prepare the foregoing financial statements;

          (c) each set of financial statements delivered to the Bank pursuant to paragraphs (a) and (b) above shall be accompanied by the written statement of the Borrower, signed by its chief financial officer, to the effect that such officer has reexamined the terms and provisions of this Agreement and the Security Documents and that, to the best of his knowledge, the Borrower has not been in default during the preceding fiscal period in the fulfillment of any of the terms, covenants, provisions or conditions hereof or thereof, and that no Event of Default or Potential Default has occurred and is continuing as of the date of said statement; or if the signer is aware of any such Event of Default or Potential Default, he shall disclose in reasonable detail the nature thereof and such curative action as may be or has been taken by the Borrower;

          (d) within thirty (30) days following the end of each calendar month, a copy of a computation of the Loan Formula substantially in the form of Exhibit
                                                                         -------
C attached hereto, computing the Loan Formula as of the end of such month and
-
certified as being correct by the chief financial officer of the Borrower;

          (e) within forty-five (45) days following the end of each fiscal quarter of each fiscal year of the Borrower, and also promptly upon a request therefor by the Bank, a copy of the Borrower's backlog report (a "Backlog Report") containing information regarding all contracts (other than classified government contracts) entered into between the Borrower or any Subsidiary (either as contractor or subcontractor) and the United States or any of its departments, agencies or instrumentalities;

          (f) promptly upon any filing thereof by the Borrower or any Subsidiary with the Securities and Exchange Commission, any annual, periodic or special report or registration statement (without exhibits) generally available to the public;

          (g) promptly upon any request therefor by the Bank, a copy of any application for any patent, copyright, trademark, trade name or other intellectual property right filed by the Borrower or any Subsidiary with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency of the United States or any State thereof;

          (h) such additional information (including, without limitation, federal, state and local income tax and property tax returns and separate financial statements) for the Borrower and/or any Subsidiary as the Bank may reasonably request concerning the Borrower and such Subsidiary(ies) in order to enable the Bank to determine whether the covenants, terms and provisions of this Agreement have been complied with by the Borrower; and for that purpose the Borrower agrees that all pertinent and relevant books, documents and vouchers relating to its business and affairs and those of its Subsidiaries shall at all times during regular business hours be open to the inspection of such accountant or other agent (who may make copies of all or any part thereof) as shall from time to time be designated by the Bank; and

          (i) promptly upon any officer of the Borrower learning of the same, notice of the occurrence of any Event of Default, notice of any material change in the financial status of the Borrower or any Subsidiary, and notice of the institution of any litigation against the Borrower or any Subsidiary which could, if adversely determined, have a material, adverse effect on the financial condition or operations of the Borrower or any Subsidiary.

          The Bank agrees that it will hold and maintain confidential all financial information, Backlog Reports and other proprietary information with respect to the Borrower and its Subsidiaries and all information obtained during inspections of the books and records of Borrower and its Subsidiaries which are specifically designated by the Borrower as confidential and will not, without the consent of the Borrower, disclose such information to any non-affiliated third party. Notwithstanding the foregoing obligation of the Bank, the Borrower hereby authorizes the Bank to disclose information obtained pursuant to this Agreement (i) where required by governmental or regulatory authorities and (ii) to its outside and in-house legal counsel, auditors, examiners and accountants. In addition, the foregoing obligation of the Bank shall not apply in connection with any exercise of the Bank's rights and remedies under the Loan Documents arising during any period(s) when an Event of Default has occurred and is continuing.

          4.6.  Indebtedness.  The Borrower covenants that it will not, and will
                ------------
not permit any Subsidiary to, create, incur, assume or suffer to exist any indebtedness for borrowed money (including as such all indebtedness representing the deferred purchase price of property), except:

               (a)  the indebtedness evidenced by the Notes;

               (b) indebtedness or leases of the Borrower or any Subsidiary outstanding on the date hereof and disclosed or reflected in the Financial Statements or in the footnotes thereto;

               (c) indebtedness of the Borrower or any wholly owned Subsidiary to any other wholly owned Subsidiary;

               (d) purchase money indebtedness of the Borrower and all Subsidiaries;

               (e) any existing or future indebtedness owed solely to the Bank or any Payee under the Notes;

               (f) leases entered into by the Borrower or any wholly owned Subsidiary in the ordinary course of business; and

               (g) any unsecured indebtedness in addition to any of the foregoing, which is subordinated to the Notes and which in the aggregate does not exceed $1,500,000 at any time.

          4.7.  Liens.  The Borrower covenants that it will not, and will not
                -----
permit any Subsidiary to, create, assume or suffer to exist any lien, security interest or encumbrance upon any of their property or assets, whether now owned or hereafter acquired, except:

               (a) liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings;

               (b) other liens, security interests, charges or encumbrances incidental to the conduct of their businesses or the ownership of their properties and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not, in the aggregate, materially detract from the value of their properties or assets or materially impair the use thereof in the operation of their businesses;

               (c) liens and security interests existing on the date hereof and disclosed or reflected in the Financial Statements or in the footnotes thereto;

               (d)  liens and security interests in favor of the Bank; and

               (e) liens and security interests on property or assets securing indebtedness incurred to purchase such property or assets (but not extending to any other property or assets), to the extent permitted under Section 4.6(d) hereof.

          4.8.  Disposition of Stock and Indebtedness.  The Borrower covenants
                -------------------------------------
that it will not, and will not allow any Subsidiary to, sell, transfer or otherwise dispose of, or part with control of, any shares of stock or indebtedness of any Subsidiary, except to the Borrower or any other wholly owned Subsidiary or to the Bank as collateral security for the Notes.

          4.9.  Investments, Loans, Advances, Guarantees and Contingent
                -------------------------------------------------------
Liabilities.  The Borrower covenants that it will not, and will not permit any
-----------
Subsidiary to, make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other person or entity (including any joint venture), except that the Borrower or any Subsidiary may:

               (a) permit to remain outstanding all presently existing loans, advances and investments in or to any Subsidiary and disclosed or reflected in the Financial Statements or in the footnotes thereto;

               (b) make loans, advances and investments in or to any wholly owned Subsidiary;

               (c) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary;

               (d) own, purchase or acquire prime commercial paper rated P-1 by Moody's Investor Services, Inc. and A-1 by Standard and Poors Corporation, bankers acceptances of, and certificates of deposit in, the Bank or any other United States commercial bank with capital resources in excess of $150,000,000, obligations of the United States Government or any agency thereof, and obligations guaranteed by the United States Government, all of the foregoing in each case to become due within one (1) year from the date of purchase;

               (e) permit to exist guarantees of obligations of any wholly owned Subsidiary, which obligations are not prohibited by Section 4.6; and

               (f) make deposits and extensions of credit and endorse negotiable instruments for deposit or collection, all in the ordinary course of business.

          4.10.  Merger and Sale of Assets.  The Borrower covenants that it will
                 -------------------------
not, and will not permit any Subsidiary to, merge or consolidate with any other person or entity, or sell, lease, transfer or otherwise dispose of all or any substantial part of their assets, except that:

                 (a) any Subsidiary may merge with the Borrower (provided that such Borrower shall be the continuing or surviving corporation) or with any one or more other Subsidiaries; and

                 (b) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Borrower or any Subsidiary.

          4.11.  Dealings with Affiliates.  The Borrower will not, and will not
                 ------------------------
permit any Subsidiary to, enter into any transaction with an Affiliate except on terms no less favorable to the Borrower or such Subsidiary than if such transaction were an arm's length transaction with a non-affiliated person or entity.

          4.12.  Limitations on Certain Contracts.  The Borrower will not, and
                 --------------------------------
will not permit any Subsidiary to, enter into or be a party to:

                 (a) any contract providing for the making of loans, advances or capital contributions by the Borrower or any Subsidiary to any person or entity or for the purchase of any property from any person or entity (except for employee loans or advances in the ordinary course of business), in each case in order to enable such person or entity to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses;

                 (b) any contract for the purchase by the Borrower or any Subsidiary of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered;

                 (c) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor;

                 (d) any contract for the sale or use of materials, supplies or other property or the rendering of services which requires that payment to the Borrower or any Subsidiary for such materials, supplies or other property, or the use thereof, or for such services shall be subordinated to any indebtedness of the purchaser or user of such materials, supplies or other property or the person or entity entitled to the benefit of such services owed or to be owed to any other person or entity; or

                 (e) any other contract which, in economic effect, is substantially equivalent to a guarantee by the Borrower or any Subsidiary, except as permitted by Section 4.9 hereof.

          4.13.  ERISA.  The Borrower will, and will cause each Subsidiary to,
                 -----
promptly pay and discharge all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien or charge against any of their properties or assets, and will promptly notify the Bank of the occurrence of any reportable event (as defined in ERISA) which might result in the termination by PBGC of any Plan or of termination of any such Plan or appointment of a trustee therefor. The Borrower will notify the Bank of its or any Subsidiary's intention to terminate or withdraw from any Plan and will not, and will not permit any Subsidiary to, terminate any such Plan or withdraw therefrom unless the Borrower or such Subsidiary shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to PBGC or to the Plan resulting from such termination or withdrawal.

          4.14.  Issuance of Stock.  The Borrower shall not permit any
                 -----------------
Subsidiary (either directly, or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or dispose of any shares of any class of its stock, except to the Borrower or any other wholly owned Subsidiary.

          4.15.  Financial Condition and Ratios.  Commencing with the fiscal
                 ------------------------------
year ending June 30, 1996, the Borrower and the Subsidiaries will at all times throughout the term of this Agreement satisfy or maintain certain minimum financial conditions and ratios as follows:

                 (a) Working Capital.  Consolidated working capital, equal to
                     ---------------
consolidated current assets less consolidated current liabilities, of not less than $19,000,000.

                 (b) Current Ratio.  Consolidated current assets of not less
                     -------------
than 175% of consolidated current liabilities -- that is, a current ratio of 1.75:1.0.

                 (c) Tangible Net worth.  Consolidated tangible assets
                     ------------------
(excluding patents, copyrights, capitalized research and development costs, goodwill and other intangible assets) in excess of consolidated liabilities by at least $24,000,000.

                 (d) Quick Ratio.  Consolidated cash, cash equivalents and trade
                     -----------
receivables of not less than 125% of consolidated current liabilities -- that is, a quick ratio of 1.25:1.0.

                 (e) Maximum Operating Loss.  The Borrower shall not have an
                     ----------------------
operating loss (i) for the fiscal quarter ending December 31, 1995 in excess of $500,000, (ii) for the fiscal quarter ending March 31, 1996 in excess of $1,250,000 and (iii) for each fiscal quarter thereafter in excess of $250,000.

                 (f) Maximum Aggregate Operating Loss.  The Borrower shall not
                     --------------------------------
have an aggregate operating loss for any period of two consecutive fiscal years in excess of $1,000,000.

                 (g) Debt Ratio.  Consolidated total liabilities of not more
                     ----------
than 125% of consolidated tangible net worth -- that is, a debt ratio of 1.5:1.0.

          4.16.  Obligations of the Borrower Unconditional.  The payment and
                 -----------------------------------------
performance by the Borrower of its obligations hereunder and under the Notes and the Security Documents shall be absolute and unconditional, irrespective of any defense or right of set-off, recoupment or counterclaim it might otherwise have against the Bank or any other person or entity; and the Borrower shall pay absolute net during the term thereof all payments to be made on account of the Loans as prescribed in the Notes and all other payments required hereunder and thereunder, free of all deductions and without any abatement, diminution or set-off whatsoever.

          4.17.  Businesses.  The Borrower will not, and will not permit any
                 ----------
Subsidiary to, make or suffer to be made any material change in the manner in which their businesses are conducted.

          4.18.  Compliance with Laws.  The Borrower will, and will cause each
                 --------------------
Subsidiary to, comply with all applicable federal, state and local laws, rules, ordinances and regulations where noncompliance could have a material adverse effect on their respective financial conditions, properties, businesses or operations; provided, however, that the Borrower or any Subsidiary, as the case may be, may in good faith and by appropriate proceedings contest the applicability or validity of any such law, so long as such Borrower or such Subsidiary is prosecuting such contest diligently and has set aside on its books adequate reserves with respect thereto.

          4.19.  Hazardous Materials.  The Borrower will indemnify and defend
                 -------------------
the Bank and hold the Bank harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against the Bank for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Premises or any of the Borrower's other properties of, any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Toxic Waste Laws), regardless of whether or not caused by, or within the control of, the Borrower. If the Borrower receives any notice of
(a) the happening of any event involving the use, spill, discharge or clean-up of any Hazardous Material or (b) an Environmental Complaint from any person or entity, including, but not limited to, the United States Environmental Protection Agency, then the Borrower shall promptly give both oral and written notice of the same to the Bank. Upon obtaining knowledge of an Environmental Complaint from any source and by any means, the Bank shall have the right, but not the obligation, upon five (5) Banking Days' prior written notice to the Borrower to take such reasonable actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Material or Environmental Complaint. Any and all sums expended by the Bank for such purposes, together with interest thereon at the Default Rate, shall be immediately reimbursed by the Borrower and shall constitute an Obligation which is secured by the Collateral.

          4.20.  Material Agreements.  Upon the request of the Bank from time to
                 -------------------
time, the Borrower shall deliver a list of all material leases, mortgages, indentures, contracts or agreements of or affecting the Borrower, any Subsidiary or any of their respective properties and true and correct copies of such document(s) as the Bank may specify.

          4.21.  Assignments under the Federal Assignment of Claims Act.  The
                 ------------------------------------------------------
Borrower shall not execute any assignment of any government contract, to which the Borrower or any Subsidiary is a party (either as a contractor or subcontractor), in favor of any person other than the Bank without the prior written consent of the Bank. In addition, the Borrower will promptly notify the Bank upon its discovery of any attempt by any person other than the Bank to file such an assignment under the Federal Assignment of Claims Act.

          5.   EVENTS OF DEFAULT AND REMEDIES.
               ------------------------------

          5.1.  Events of Default.  The occurrence or existence of any one or
                -----------------
more of the following events or conditions shall constitute an Event of Default:

                 (a) (i) default in the payment when due of any installment of the principal of or interest on any Note, whether at the stated maturity thereof or at any other time provided in such Note or in this Agreement, or (ii) default for a period of five (5) days after notice in the payment when due of any other amount payable by the Borrower under this Agreement, any Note or any of the Security Documents;

                 (b) default in the observance or performance of any covenant set forth in Sections 4.6 through 4.13, 4.15 or 4.17 hereof;

                 (c) default in the observance or performance by the Borrower of any other provision of this Agreement or any of the Security Documents which is not remedied within thirty (30) days after notice thereof to the Borrower by Bank; provided, however, that if such default cannot be corrected within thirty
(30) days, it shall not be an Event of Default so long as, in the opinion of the Bank, the Borrower is diligently taking appropriate corrective action to cure the same and such default will not, in the sole judgment of the Bank, impair the security for the Loans;

                 (d) a default shall occur under any evidence of indebtedness issued, assumed or guaranteed by the Borrower or any Subsidiary (other than any such indebtedness owing by any Subsidiary to the Borrower or to another Subsidiary) or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for the period of time (if any) necessary to permit the acceleration of the maturity of any such indebtedness in the aggregate amount of $50,000 or more;

                 (e) any representation or warranty made by the Borrower in this Agreement or any of the Security Documents, or in any of the exhibits hereto or thereto, or in any opinion, report, statement (including, without limitation, financial statements) or certificate furnished by it pursuant to this Agreement or any of the Security Documents, proves to have been false, misleading or incomplete in any material respect as of the date of the issuance or making thereof;

                 (f) the Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due or suspend payment of its obligations, (iii) become insolvent or make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) institute any proceeding seeking an order for relief or other protection under the United States Bankruptcy Code, as amended, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshalling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) fail to contest in good faith any appointment or proceeding described in Section 5.1(g) hereof, or
(vii) take any corporate action in furtherance of any of the foregoing purposes;

                 (g) a custodian, receiver, trustee, conservator, liquidator or similar official shall be appointed for the Borrower or any Subsidiary or any substantial part of any of their respective properties, or a proceeding for such purposes or the purposes described in Section 5.1(f) hereof shall be instituted against the Borrower or any Subsidiary and such appointment continues undischarged or any such proceeding continues undismissed or unstayed for a period of thirty (30) days;

                 (h) any final judgments, writs or warrants of attachment or of any similar processes aggregating in excess of $50,000 shall be entered or filed against the Borrower, any Subsidiary or against any of their properties or assets and remain unpaid, unvacated, unbonded or unstayed on appeal for a period of five (5) days after entry or filing;

                 (i) any "reportable event" (as defined in ERISA) which constitutes grounds for the termination of any Plan of the Borrower or any member of the "controlled group" (as defined by ERISA) or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any such Plan, shall have occurred and be continuing thirty (30) days after written notice of such effect shall have been given to the Borrower by the PBGC or the Bank; or any such Plan shall be terminated; or the Borrower or any member of the controlled group shall have withdrawn from such Plan or a trustee shall be appointed by the appropriate United States District Court to administer any such Plan; or the PBGC shall institute proceedings to administer or terminate any such Plan; and in the case of vested liabilities allocable to, or the withdrawal liability of the Borrower or any members of the controlled group with respect to, such Plans shall exceed (either singly or in the aggregate in the case of any such liability arising under more than one such Plan and in the case of more than one liability arising under one or more such Plans) 5% of consolidated assets of the Borrower and its Subsidiaries (as determined in accordance with generally accepted accounting principles);

                 (j) the Borrower or any Subsidiary shall lose any license, franchise or permit which materially affects their business operations as presently conducted, if the same is not restored within thirty (30) days after such loss.

          5.2.  Acceleration.  (a)  When any Event of Default (other than any
                ------------
Event of Default described in Sections 5.1(f) and (g) hereof) has occurred and is continuing, the Bank may declare the principal of and the accrued interest on the Notes to be forthwith due and payable and thereupon the Notes, including both principal and interest, shall be and become immediately due and payable, together with all other amounts payable under this Agreement, the Notes and the Security Documents, without further demand, presentment, protest or notice of any kind.

                 (b) When any Event of Default described in Section 5.1(f) or
(g) hereof has occurred and is continuing, then the Notes shall immediately become due and payable, together with all other amounts payable under this Agreement, the Notes and the Security Documents, without presentment, demand, protest or notice of any kind.

          5.3.  Costs of Collection.  The Borrower agrees to pay to the Bank all
                -------------------
expenses and costs incurred or paid by the Bank, including reasonable attorneys' fees and court costs, in connection with any default by the Borrower hereunder or in connection with the enforcement of any of the terms hereof or of the Notes or any Security Document or in connection with protecting or realizing upon any collateral for the Obligations, including any of the foregoing incurred in connection with any bankruptcy, reorganization or similar proceedings instituted by or against the Borrower or any Subsidiary.

          5.4.  Consent to Jurisdiction; Waiver of Jury Trial. (a) The Borrower
                ---------------------------------------------
hereby agrees that any action or proceeding with respect to this Agreement or the Notes or any action or proceeding brought to enforce any breach hereof or thereof against the Borrower or any of its property may be brought in any federal or state court situated in the State of Maryland and/or in any other court having jurisdiction over the subject matter, in one or more actions or proceedings, all at the sole election of the Bank, and by execution and delivery of this Agreement, the Borrower irrevocably consents to jurisdiction in each such court.

                 (b) The Borrower irrevocably waives any right it may have to a trial by jury in any action or proceeding described in the foregoing Section 5.4(a), and hereby acknowledge that this waiver is a material provision of this Agreement and shall be specifically enforceable.

          5.5.  Service of Process.  If, for any reason, the Borrower is unable
                ------------------
to receive service of process in the manner provided by the Maryland Rules of Procedure, then the Borrower hereby irrevocably appoints the State Department of Assessments and Taxation as its agent for the purpose of gaining jurisdiction over the Borrower in the State of Maryland in connection with any of the Obligations; provided, however, that the Bank shall promptly notify the Borrower
             --------  -------
in writing of any such service of process.

          5.6.  Acceleration of Other Obligations to Bank.  When any Event of
                -----------------------------------------
Default has occurred and is continuing, the Bank may declare any and/or all other indebtedness of the Borrower or any Subsidiary owing to the Bank, whether now existing or created in the future, to be immediately due and payable, without presentment, demand, protest or further notice of any kind.

          5.7.  Remedies Cumulative.  All rights, remedies and powers of the
                -------------------
Bank hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers given hereby or by any of the other Loan Documents or any laws now existing or hereafter enacted.

          6.  CONDITIONS PRECEDENT TO LENDING.
              -------------------------------

          6.1.  Conditions to the Making of the Initial Term Loan and the
                ---------------------------------------------------------
Initial Advance under the Revolving Credit Loan.  The obligation of the Bank to
-----------------------------------------------
make the initial Term Loan and the initial advance under the Revolving Credit Loan hereunder is subject to the following conditions precedent:

                 (a) Notes. The Bank shall have received the Term Loan Note and
                     -----
the Revolving Credit Note, duly executed by the Borrower on the Closing Date.

                 (b) Opinion of Borrower's In-House Legal Counsel. The Bank
                     --------------------------------------------
shall have received a written opinion of in-house legal counsel for the Borrower, dated the Closing Date, in form and substance reasonably satisfactory to the Bank.

                 (c) Evidence of Authorization.  The Bank shall have received
                     -------------------------
copies of all corporate action taken by the Borrower to authorize this Agreement, the Security Documents, the Notes and the borrowings hereunder, certified as of the Closing Date and including a certification as to the incumbency and signature(s) of the person(s) authorized to execute and deliver or furnish such documents and all related materials and information.

                 (d) Estoppel Certificate. The Borrower shall deliver to the
                     --------------------
Bank a certificate, dated as of the Closing Date, to the effect that (i) no Event of Default or Potential Default has occurred and is continuing and (ii) all representations and warranties contained herein and in the Security Documents are true, accurate and complete in all material respects.

                 (e) Organizational Documents. The Borrower shall deliver to the
                     ------------------------
Bank certified copies of the organizational documents of the Borrower and certificates of good standing for the Borrower from the states of its organization, the states where its chief executive offices are located, the states where its principal places of business are located and any other states where the Premises are located.

                 (f) Consents and Approvals. The Bank shall have received copies
                     ----------------------
of such consents and approvals as the Borrower may be required to obtain from any person or entity in order to enter into this Agreement or any of the Security Documents and to consummate the transactions contemplated hereby or thereby.

                 (g) Transaction Expenses.  The Borrower shall have paid any
                     --------------------
statements for transaction expenses which are payable under Section 8.9 hereof.

                 (h) Disclosure Letter. The Bank shall have received specific
                     -----------------
written disclosure from the Borrower prior to the Closing Date as to any matters for which disclosure is required under Section 3.6 or 3.13 hereof.

                 (i) Other Documents.  The Bank shall have received such other
                     ---------------
documents, certificates and opinions, and evidence of such other matters, as it may reasonably require.

          6.2.  Conditions to the Making of Each Advance under the Revolving
                ------------------------------------------------------------
Credit Loan. The obligation of the Bank to make each advance under the Revolving
-----------
Credit Loan) is subject to the conditions precedent that on the date of the making of such advance, (i) the Borrower shall have performed and observed, and shall then be in compliance with, all of the terms, covenants and conditions of this Agreement, the Notes and the Security Documents, (ii) there shall not have occurred or be existing any Event of Default, and (iii) the representations and warranties contained herein and in the Security Documents shall be true, accurate and complete, with the same effect as though such representations and warranties had been made at the time of such advance; and each and every request for an advance under the Revolving Credit Loan shall constitute a confirmation and warranty by the Borrower that this Section 6.2 has been satisfied in full.

          6.3.  Conditions to the Making of any Supplemental Term Loan. The
                ------------------------------------------------------
obligation of the Bank to make any Supplemental Term Loan hereunder is subject to the following conditions precedent:

                 (a) Note. The Bank shall have received the appropriate
                     ----
Supplemental Term Loan Note, duly executed by the Borrower (or its Subsidiary, as the case may be).

                 (b) Opinion of Borrower's In-House Legal Counsel. The Bank
                     --------------------------------------------
shall have received a written opinion of in-house legal counsel for the Borrower (or such Subsidiary), dated the date of such Supplemental Term Loan Note, in form and substance reasonably satisfactory to the Bank.

                 (c) Evidence of Authorization. The Bank shall have received
                     -------------------------
copies of all corporate action taken by the Borrower (or such Subsidiary) to authorize such Supplemental Term Loan Note and the borrowings thereunder, certified as of the date of such Supplemental Term Loan Note and including a certification as to the incumbency and signature(s) of the person(s) authorized to execute and deliver or furnish such documents and all related materials and information.

                 (d) Estoppel Certificate. The Borrower (or such Subsidiary)
                     --------------------
shall deliver to the Bank a certificate, dated as of the date of such Supplemental Term Loan Note, to the effect that (i) no Event of Default or Potential Default has occurred and is continuing and (ii) all representations and warranties contained herein and in the Security Documents are true, accurate and complete in all material respects.

                 (e) Transaction Expenses. The Borrower (or such Subsidiary)
                     --------------------
shall have paid any statements for transaction expenses which are payable under
Section 8.9 hereof.

                 (f) Other Documents.  The Bank shall have received such other
                     ---------------
documents, certificates and opinions, and evidence of such other matters, as it may reasonably require.

          7.  COLLATERAL SECURITY.
              -------------------

          7.1.  Security Documents.  (a)  As collateral security for the
                ------------------
Obligations, (a) the Borrower has executed and delivered to the Bank a Pledge and Security Agreement dated as of July 30, 1990 (the "Pledge Agreement"), under which the Borrower has pledged all of the issued and outstanding capital stock of each of SWL and GRC, and (b) SWL and GRC have each executed and delivered to the Bank a Security Agreement (together, the "Security Agreements") covering and creating a security interest in any and all of its inventory, goods, accounts, accounts receivable, general intangibles, chattel paper, instruments and equipment, whether now owned or existing or hereafter acquired or arising (said Pledge Agreement and Security Agreements, together with any and all additional documents, agreements, instruments and certificates which may from time to time secure all or any portion of the Loans, being herein sometimes collectively referred to as the "Security Documents").

                 (b) Each of the Borrower, SWL and GRC hereby represents, warrants and covenants to the Bank (i) that all of the assets of SWL and GRC have been transferred to the Borrower pursuant to separate Asset Purchase Agreements each dated as of June 30, 1995 by and between the Borrower and SWL and GRC, respectively, and (ii) that such assets have been transferred to the Borrower in each case subject to the Bank's security interest therein created under the Security Agreements. In addition, the parties agree that the Borrower shall hereby assume all of the obligations of each of SWL and GRC, respectively, under the Security Agreements as though it were an original party to such agreements, and further agree that such Security Agreements shall hereby be amended to include within the term "Obligations" therein the Borrower's obligations under the Notes.

                 (c) Finally, the parties agree that the Bank shall have the right, upon an Event of Default, (i) to obtain lien search reports covering the assets of the Borrower, SWL and GRC for all appropriate jurisdictions, (ii) to require the Borrower to obtain such releases, waivers and subordination agreements as the Bank may reasonably require and to execute and deliver to the Bank additional financing statements, amendments to financing statements, continuation statements and other documents, certificates, instruments and agreements and (iii) and to file or record the foregoing documents in all appropriate jurisdictions, all as the Bank deems necessary or advisable to maintain its first priority perfected security interest in the Collateral and otherwise to accomplish or facilitate the purposes of this Section 7.1, and the parties further agree that the Borrower shall pay all filing, recordation and registration fees and taxes, as well as all other costs and expenses (including reasonable legal expenses) incurred by the Bank in connection therewith.

          7.2.  Deposit Balances.  As additional security for the payment,
                ----------------
performance and discharge of the Obligations, the Borrower hereby pledges to the Bank, grants the Bank a security interest in, and gives to the Bank a first priority lien upon and a right of set-off against, all deposit balances now or hereafter arising in any of its accounts with the Bank and all property and securities of every kind and nature which have been or at any time shall be delivered to the Bank or otherwise come into the Bank's possession, custody or control for any purpose whatsoever, whether or not for the express purpose of being used by the Bank as collateral security or for safekeeping or for any other or different purpose, or which shall be in transit to the Bank or set apart for or on behalf of the Bank, in any way, by the Borrower or for its account, or in which the Borrower may have any interest, whether the Bank shall accept the same for the purpose for which delivered or not, and any and all cash and non-cash proceeds of said property and securities and every part thereof, with the right of the Bank, in its discretion, to resort first to any part of said security without exhausting its rights against any other collateral or source of payment.

          8.  MISCELLANEOUS.
              -------------

          8.1.  Exercise of Rights.  Any delay on the part of the Bank in
                ------------------
exercising any power, privilege or right under this Agreement shall not operate as a waiver thereof, and no single or partial exercise of any power, privilege or right hereunder shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by the Bank of any default by the Borrower shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. The failure of the Bank to enforce any of the terms and provisions hereof, or its failure to declare a default hereunder, shall apply only in the particular instance, and shall not operate as a continuing waiver. If any part of this Agreement should be contrary to any law which the Bank might seek to apply or enforce, or should be otherwise defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect.

          8.2.  Payment Due on Banking Day.  If any payment or prepayment of
                --------------------------
principal or interest on the Notes shall fall due on a day which is not a Banking Day, interest at the applicable rate shall continue to accrue on such principal from the stated due date thereof to and including the next succeeding Banking Day, on which day the same shall be payable.

          8.3.  Assessments.  The Borrower agrees that it will pay all
                -----------
documentary, stamp, recording and similar taxes which are payable in respect of this Agreement, the Security Documents or the Notes, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made.

          8.4.  Survival.  All representations and warranties of the Borrower
                --------
made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement, the Security Documents and the Notes, and shall continue in full force and effect with respect to the date as of which they were made as long as any of the Notes shall remain outstanding.

          8.5.  Notices.  All notices and other communications provided for
                -------
herein or in any of the Security Documents shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made when served personally or on the first Banking Day following deposit in the United States mail and addressed, if to the Borrower, to GRC International, Inc., 1900 Gallows Road, Vienna, Virginia 22182, Attention:
Chief Financial Officer (with a copy to Thomas E. McCabe, Esq., Senior Vice President, General Counsel and Secretary, at the same address), or if to the Bank, to Two Hopkins Plaza, Suite 200, Baltimore, Maryland 21201, Attention:
Mr. Philip G. Enstice, Senior Vice President (with a copy to Venable, Baetjer and Howard, LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201,
Attention: Mitchell Kolkin, Esq.), or at such other address as shall be designated by either party hereto in a written notice to the other party pursuant to this Section 8.5.

          8.6.  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, and by different parties on different counterparts, all of which taken together shall constitute one and the same instrument. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Agreement shall become effective when each of the parties hereto has executed this Agreement or a separate counterpart hereof, and delivered the same to the Bank.

          8.7.  Successors and Assigns; Governing Law; Amendments.  This
                -------------------------------------------------
Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns, the term "Bank" as used herein to include any subsequent holder of any Note. The Bank reserves the right to sell, assign, encumber, transfer or otherwise dispose of all or any part of its right, title and interest in and to any of the Notes, the Collateral, the Security Documents and this Agreement, including any undivided participation therein, all without the consent of or notice to the Borrower; provided, however, that the Borrower shall continue to recognize the Bank as the holder of such right, title and interest until it shall have received written notice from the Bank of disposition. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the internal laws of the State of Maryland, without regard to principles of conflicts of laws. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and any prior understandings, commitments and agreements, whether written or oral, with respect thereto are superseded hereby. This Agreement, the Notes and the Security Documents may not be amended or modified except by a written instrument signed by the Borrower and the Bank. The Borrower may not assign its rights or obligations hereunder without the prior written consent of the Bank.

          8.8.  Section Headings; Construction.  Section headings used in this
                ------------------------------
Agreement are for convenience of reference only and shall not affect the construction of this Agreement. When used in this Agreement, the singular of any word shall include the plural, the plural shall include the singular and the use of any gender shall include all genders.

          8.9.  Transaction Expenses.  The Borrower shall pay all out-of-pocket
                --------------------
costs and expenses incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Agreement, all related documents and any subsequent amendments hereof or thereof, or in connection with the consummation of any of the transactions contemplated hereby or thereby, including the reasonable fees and expenses of Venable, Baetjer and Howard, LLP, special counsel for the Bank.

          8.10.  Estoppel Certificates.  The Borrower will, upon not less than
                 ---------------------
fifteen (15) business days' request by the Bank, execute, acknowledge and deliver to the Bank a statement in writing, certifying (a) that this Agreement is unmodified and in full force and effect and that the payments required by this Agreement, the Notes and the Security Documents to be paid by the Borrower have been paid, and (b) the then unpaid balance of the Loans; and stating whether or not, to the knowledge of the signer of such certificate, any Event of Default or Potential Default has occurred and is continuing and, if so, specifying each such default of which the signer may have knowledge.

          8.11.  Indemnification.  The Borrower shall protect, indemnify and
                 ---------------
save harmless the Bank and its officers, employees and agents from and against, any and all liabilities, suits, actions, claims, demands, losses, expenses and costs of every kind and nature incurred by, or asserted or imposed against, the Bank and its officers, agents or employees, or any of them, by reason of any accident, injury (including death) or damage to any person or property, however caused (other than if by the willful misconduct of such person), resulting from, connected with or growing out of any act of commission or omission of the Borrower or any officer, employee, agent, assignee, contractor or subcontractor of the Borrower or any use, non-use, possession, occupation, condition, operation, service, design, construction, acquisition, maintenance or management of, or on, or in connection with, the Premises, the Collateral, or any part thereof, or by reason of any suit or proceeding brought by or against the Bank in any way relating to or arising out of the transactions contemplated by the Loan Documents, the enforcement of any of the terms thereof or the exercise of any of the remedies provided for therein, regardless of whether such liabilities, suits, actions, claims, demands, damages, losses, expenses and costs are against or are suffered or sustained by the Bank or any of its officers, agents or employees, or are against legal entities to whom the Bank or any of its officers, agents or employees may become liable therefor. The Borrower, if so requested by the Bank, shall undertake to defend, at its sole cost and expense, any and all suits, actions and proceedings brought against the Bank or any of its officers, agents or employees in connection with any of the matters mentioned in this Section 8.11.

          8.12.  Publicity.  Any public notices, advertisements or similar
                 ---------
announcements relating to this Agreement or the Loans shall be subject to the prior approval of each of the parties hereto.

          IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed under seal, intending it to be a sealed instrument, as of the day and year first above written.

[SEAL]

ATTEST or WITNESS:                  GRC INTERNATIONAL, INC.


/s/ T. E. McCabe                    By: /s/ Philip R. Pietras (SEAL)
-------------------------              -----------------------
                                      Name: Philip R. Pietras
                                           -------------------
                                      Title: V.P., Treasurer & CEO
                                            -----------------------


ATTEST or WITNESS:                  SWL INC.


/s/ T. E. McCabe                    By: /s/ Philip R. Pietras (SEAL)
-------------------------              -----------------------
                                      Name: Philip R. Pietras
                                           -------------------
                                      Title: V.P., Treasurer & CEO
                                            -----------------------


ATTEST or WITNESS:                  GENERAL RESEARCH
                                     CORPORATION


/s/ T. E. McCabe                    By: /s/ Philip R. Pietras (SEAL)
-------------------------              -----------------------
                                      Name: Philip R. Pietras
                                           -------------------
                                      Title: V.P., Treasurer & CEO
                                            -----------------------


ATTEST or WITNESS:                  MERCANTILE-SAFE DEPOSIT
                                     AND TRUST COMPANY


[SIGNATURE APPEARS HERE]            By: /s/ Philip G. Enshce  (SEAL)
-------------------------              -----------------------
                                      Name: Philip G. Enshce
                                           -------------------
                                      Title: Senior Vice President
                                            -----------------------

                                                                       Exhibit A
                                                                       ---------


                                TERM LOAN NOTE
                                --------------



$2,200,000.00                                                Baltimore, Maryland
                                                             February ___, 1996


          FOR VALUE RECEIVED, GRC INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Maker"), promises to pay to the order of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (hereinafter, the "Bank," or, together with all subsequent holders of this Note, the "Payee"), the principal sum of Two Million Two Hundred Thousand and no/ 100ths Dollars ($2,200,000), together with interest on the unpaid principal balance hereof from time to time outstanding, at a fluctuating rate of interest equal to the "Prime Rate" (hereinafter defined), adjusted (both upwards and downwards) on the date of any change in the Prime Rate. Interest on the outstanding principal balance hereof shall be payable monthly in arrears beginning on March 1, 1996 and continuing on the first day of each month thereafter, through and including September 1, 1997, and the entire, then outstanding principal balance hereof, together with all accrued and unpaid interest hereon, shall be due and payable on September 1, 1997.

         If any payment required to be made hereunder is not received within fifteen (15) calendar days after the date that the same becomes due and payable, the Maker shall pay a late payment charge equal to five percent (5%) of the amount of such payment then due. The Maker shall also pay, promptly upon demand, all costs of collection, including reasonable attorney's fees if this
Note is referred to an attorney for collection after default, whether or not any action shall be instituted to enforce or collect this Note. Time is of the essence hereof for all purposes.

         The "Prime Rate" is a fluctuating interest rate set by the Bank from time to time as an interest rate base for borrowings. The Prime Rate is one of several interest rate bases used by the Bank; and the Bank lends at rates above and below the Prime Rate. The Maker will be afforded the same interest rate base as the Bank's other commercial borrowers who are tied to the Prime Rate. On the date hereof the Prime Rate is eight and one-quarter percent (8 1/4%) per annum.

          All payments on this Note shall be applied first to the payment of accrued but unpaid interest, and any remainder shall be applied to reduction of the principal balance hereof. The rate of interest hereon shall be calculated on the basis of a 360-day year factor applied to actual days elapsed. All payments hereunder shall be payable in lawful money of the United States of America and shall be made to the Payee in immediately available funds at Two Hopkins Plaza, Suite 200, Baltimore,

Maryland 21201, or at such other address as the Payee may from time to time designate in writing to the Maker.

                The Maker shall have the right and privilege to prepay this Note, in whole or in part, at any time upon at least five (5) days' prior written notice of intention to prepay to the Payee; provided that: (a) each partial prepayment of principal shall be in multiples of $5,000, unless otherwise agreed by the Payee, (b) each prepayment shall be made on a date when an installment of interest or principal hereon is due, (c) each prepayment shall include all accrued and unpaid interest on or with respect to the principal amount to be prepaid, and (d) partial prepayments of principal shall be applied in inverse order of maturity. Such prepayment shall not be subject to any premium or penalty for prepayment.

                The Maker waives presentment and demand for payment, notice of intent to accelerate maturity, notice of nonpayment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereof. From time to time, without affecting the obligation of the Maker to pay the outstanding principal balance of this Note and to observe the covenants of the Maker contained herein, without giving notice to or obtaining the consent of the Maker, and without liability on the part of the Payee, the Payee may, at the option of the Payee, extend the time for payment of interest hereon and/or principal hereof, reduce the payments hereunder, release anyone liable on this Note, accept a renewal of this Note, join in any extension or subordination or exercise any option or election hereunder, reduce the rate of interest on this Note or exercise any option or election hereunder. No one or more of such actions shall constitute a novation.

                If default be made in the payment in whole or in part of any sum provided for herein, or if an event of default shall occur under any instrument or document executed as security for, as evidence of, or otherwise in connection with this Note or the indebtedness evidenced hereto or under the Amended and Restated Revolving Credit and Term Loan Agreement dated February 12, 1996 by and between the Maker and the Payee (the "Loan Agreement") (this Note, the Loan Agreement, other promissory notes issued and to be issued pursuant to the Loan Agreement and the "Security Documents" (defined below) being hereinafter collectively called the "Loan Documents"), then the Payee may, at its option, without further notice or demand (except as may be otherwise specifically provided for in the Loan Documents), declare the unpaid principal balance and accrued interest on this Note at once due and payable, foreclose all liens securing payment hereof, pursue any and all other rights, remedies and recourses available to the Payee, or pursue any combination of the foregoing, all remedies hereunder and under the Loan Documents being cumulative. The Payee shall have the right to rescind any acceleration in payment of this Note for default as aforesaid, if the Payee so elects, in which event this Note shall be construed, interpreted and enforced in the same manner as if the Payee had not elected to declare the unpaid principal balance and accrued interest of this Note at once due and payable.

          Failure to exercise any of the foregoing options upon the happening of one or more of the foregoing events shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. The Payee shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by the Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at the time or at any subsequent time, or nullify any prior exercise of any such option without the express written consent of the Payee.

          This Note, together with other promissory notes issued and to be issued pursuant to the Loan Agreement, are secured, inter alia, by Security
                                                    ----- ----
Agreements dated as of July 30, 1990 and executed by SWL Inc.("SWL") and General Research Corporation ("GRC"), respectively (the "Security Agreements"), covering SWL's and GRC's accounts, instruments, chattel paper, inventory, goods, equipment, fixtures, machinery, deposit balances, contract rights, general intangibles and other tangible and intangible personal property, as well as a Pledge and Security Agreement dated as of July 30, 1990 executed by the Maker for the benefit of the Bank, covering the stock owner by the Maker in each of SWL and GRC, all as more particularly described therein (collectively, the "Security Documents"). Pursuant to Section 7.1 of the Loan Agreement each of the Maker, SWL and GRC has represented, warranted and covenanted to the Bank (i) that all of the assets of SWL and GRC have been transferred to the Maker pursuant to separate Asset Purchase Agreements each dated as of June 30, 1995 by and between the Maker and SWL and GRC, respectively, and (ii) that such assets have been transferred to the Maker in each case subject to the Bank's security interest therein created under the Security Agreements. In addition, the Maker, SWL and GRC have agreed that the Maker shall assume all of the obligations of each of SWL and GRC, respectively, under the Security Agreements as though it were an original party to such agreements, and have further agreed that such Security Agreements shall be amended to include within the term "Obligations" therein the Maker's obligations under this Note.

          This Note shall be governed by and construed according to the laws of the State of Maryland, without regard to principles of conflict of laws.

          Any attorney at law may appear in any court of record in the State of Maryland or in the United States, after demand on this Note following an event of default under any Loan Document, and waive the issuing of service of process and confess a judgment against the Maker in favor of the Payee for the amount then appearing due hereunder, together with interest, costs of suit and attorneys' fees and thereupon release all errors and waive the right of appeal.

        It is expressly stipulated and agreed that the loan evidenced by this
Note is a "commercial loan" as defined in the Commercial Law Article of the Annotated Code of Maryland.

        In any case where the date of maturity of interest on, or principal of, this Note shall be a Sunday or legal holiday, or a day on which banking institutions in the city of payment are authorized by law or executive order to close (any other day being herein referred to as a "Banking Day"), then payment of interest or principal need not be made on such date, but may be made on the next succeeding Banking Day; provided, however, that interest shall continue to accrue through the actual date of payment.

        Executed under seal and intending this Note to be a sealed instrument, as of the date and year above written.


ATTEST or WITNESS                        GRC INTERNATIONAL, INC.

                                         By:                        (SEAL)
----------------------                      ------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

                                                                       Exhibit B
                                                                       ---------

                      CONSOLIDATED, AMENDED AND RESTATED
                      ----------------------------------
                         REVOLVING CREDIT MASTER NOTE
                         ----------------------------


$15,000,000.00                                               Baltimore, Maryland
                                                             February __, 1996

        THIS CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT MASTER NOTE (this "Note") is executed this __day of February, 1996, by GRC INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Maker"), in favor of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (hereinafter, the "Bank," or, together with all subsequent holders of this Note, the "Payee").

                                   RECITALS
                                   --------

        1. The Maker, together with SWL Inc. ("SWL"), General Research Corporation ("GRC"), Moseley Associates, Inc. and Semifab, Inc., executed in favor of the Bank a Revolving Credit Master Note (the "Original Note") dated August 9, 1990 in the principal face amount of $10,000,000.

        2. The Maker, together with SWL and GRC, executed in favor of the Bank an Amended and Restated Revolving Credit Master Note (the "Primary Note") dated May 28, 1992 in the principal face amount of $10,000,000, amending and restating the terms of the Original Note.

        3. The Maker executed in favor of the Bank a Revolving Credit Note (Commercial)(the "Supplemental Note") dated December 8, 1995 in the principal face amount of $5,000,000.

        4. The Maker has requested and the Bank has agreed, to consolidate the Primary Note and the Supplemental Note and to modify, amend and restate the provisions thereof, so that the same shall constitute a single indebtedness payable in accordance with the terms set forth below.

                                  WITNESSETH
                                  ----------

        NOW THEREFORE, in consideration of the foregoing and of the promises contained herein, the Maker agrees as follows:

        A. The indebtedness evidenced by the Primary Note and the Supplemental Note are hereby combined and consolidated, so that together they shall constitute a single indebtedness.

        B. The Primary Note and the Supplemental Note, as hereby consolidated, are hereby amended and restated in their entirety (hereinafter referred to collectively as the "Note"), as follows:

                             *    *    *    *    *

        FOR VALUE RECEIVED, GRC INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Maker"), promises to pay the order of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (hereinafter, the "Bank," or, together with all subsequent holders of this Note, the "Payee"), the principal sum of Fifteen Million and no/100ths Dollars ($15,000,000.00) or such lesser aggregate amount as may be advanced by the Payee from time to time pursuant to Section 1.3 of the "Loan Agreement" (hereinafter defined), adjusted (both upwards and downwards) on the date of any change in the Prime Rate. Interest on the outstanding principal balance hereof shall be payable monthly in arrears on the first day of each calendar month, commencing on March 1, 1996, and the entire, then outstanding principal balance hereof, together with the accrued and unpaid interest hereon, shall be due and payable on January 15, 1998, except that such due date shall be automatically extended for one or more successive, one-year renewal terms unless the Bank, at its sole option, delivers written notice of non-renewal to the Maker at least fifteen
(15) calendar months prior to the end of the initial period or any renewal period.

        If any payment required to be made hereunder is not received within fifteen (15) calendar days after the date that the same becomes due and payable, the Maker shall pay a late payment charge equal to five percent (5%) of the amount of such payment then due. The Maker shall also pay, promptly upon demand, all costs of collection, including reasonable attorneys' fees if this
Note is referred to an attorney for collection after default, whether or not any action shall be instituted to enforce or collect this Note. Time is of the essence hereof for all purposes.

        The "Prime Rate" is a fluctuating interest rate set by the Bank from time to time as an interest rate base for borrowings. The Prime Rate is one of several interest rate bases used by the Bank; and the Bank lends at rates above and below the Prime Rate. The Maker will be afforded the same interest rate base as the Bank's other commercial borrowers who are tied to the Prime Rate. On the date hereof the Prime Rate is eight and one-quarter percent (8 1/4%) per annum.

        All payments on this Note shall be applied first to the payment of accrued but unpaid interest, and any remainder shall be applied to reduction of the principal balance hereof. The rate of interest hereon shall be calculated on the basis of a 360-day year factor applied to actual days elapsed. All payments hereunder shall be payable in lawful money of the United States of America and shall be made to the Payee in immediately available funds at Two Hopkins Plaza, Suite 200, Baltimore, Maryland 21201, or at such other address as the Payee may from time to time designate in writing to the Maker.

        All advances by the Payee under this Note shall be made upon the following terms and conditions: (a) the aggregate principal amount of all advances shall not exceed $15,000,000; (b) each advance shall be made in the manner provided for in Section 1.3 of the Loan Agreement; and (c) the Payee shall make a notation on its internal loan accounting system, with appropriate reference to the customer number assigned by the Bank to this Note, reflecting the date and amount of each advance; provided, however, that the Payee's failure to make appropriate notation of any advance or prepayment shall not limit or otherwise affect the obligations of the Maker hereunder.

        The Maker shall have the right and privilege to prepay this Note, in whole or in part, at any time. Such prepayments shall be made automatically by the Bank, in the manner provided for in Section 1.3 of the Loan Agreement from any available funds of the Maker deposited with the Payee. The date and amount of all payments (including prepayments) shall be noted by the Payee on its internal loan accounting system, with reference to the appropriate customer number, and no prepayment shall be subject to any premium or penalty for prepayment.

        The Maker waives presentment and demand for payment, notice of intent to accelerate maturity, notice of nonpayment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereof. From time to time, without affecting the obligation of the Maker to pay the outstanding principal balance of this Note and to observe the covenants of the Maker contained herein, without giving notice to or obtaining the consent of the Maker, and without liability on the part of the Payee, the Payee may, at the option of the Payee, extend the time for payment of interest hereon and/or principal hereof, reduce the payments hereunder, release anyone liable on this Note, accept a renewal of this Note, join in any extension or subordination or exercise any option or election hereunder, reduce the rate of interest on this Note or exercise any option or election hereunder. No one or more of such actions shall constitute a novation.

        This Note is a consolidation, amendment and restatement of the PRimary Note and the Supplemental Note and is not intended as a novation of any promissory note(s) previously executed by the Maker in favor of the Bank.

        If default be made in the payment in whole or in part of any sum provided for herein, or if an event of default shall occur under any instrument or document executed as security for, as evidence of, or otherwise in connection with this Note or the indebtedness evidenced hereto or under the Amended and Restated Revolving waiver of the right to exercise any of the foregoing options at that time or at any subsequent time, or nullify any prior exercise of any such option without the express written consent of the Payee.

        This Note is secured, inter alia, by a Security Agreement dated as of
                              ----- ----
July ____, 1990 executed by each Maker (other than GRC International, Inc.) covering such Maker's accounts, instruments, chattel paper, inventory, goods, equipment, fixtures, machinery, deposit balances, contract rights, general intangibles and other tangible and intangible personal property, as well as a Pledge and Security Agreement dated as of July ____, 1990 executed by GRC International, Inc. for the benefit of the Payee, covering the stock owned by GRC International, Inc., in each of the other Makers, all as more particularly described therein.

        This Note shall be governed by and construed according to the laws of the State of Maryland, without regard to principles of conflict of laws.

        Any attorney at law may appear in any court of record in the State of Maryland or in the United States, after demand on this Note following an event of default under any Loan Document, and waive the issuing of service of process and confess a judgment against the Makers in favor of the Payee for the amount then appearing due hereunder, together with interest, costs of suit and attorneys' fees, and thereupon release all errors and waive all right of appeal.

        It is expressly stipulated and agreed that the loan evidenced by this
Note is a "commercial loan" as defined in the Commercial Law Article of the Annotated Code of Maryland.

        In any case where the date of maturity of interest on, or principal of, this Note shall be a Sunday or legal holiday, or a day on which banking institutions in the city of payment are authorized by law or executive order to close (any other day being herein referred to as a "Banking Day"), then payment of interest or principal need not be made on such date, but may be made on the next succeeding Banking Day; provided, however, that interest shall continue to accrue through the actual date of payment.

        Each and every representation, warranty, covenant (affirmative, negative or otherwise), agreement, undertaking, obligation, restriction, limitation, waiver and other provision made or incurred by or imposed on the Makers pursuant to this Note shall be deemed to be the joint and several representation, warranty, covenant, undertaking, obligation, restriction, limitation, waiver or agreement of each Maker.

an original party to such agreements, and have further agreed that such Security Agreements shall be amended to include within the term "Obligations" therein the Maker's obligations under this Note.

     This Note shall be governed by and construed according to the laws of the State of Maryland, without regard to principles of conflict of laws.

     Any attorney at law may appear in any court of record in the State of Maryland or in the United States, after demand on this Note following an event of default under any Loan Document, and waive the issuing of service of process and confess a judgment against the Maker in favor of the Payee for the amount then appearing due hereunder, together with interest, costs of suit and attorneys' fees, and thereupon release all errors and waive the right of appeal.

     It is expressly stipulated and agreed that the loan evidenced by this Note is a "commercial loan" as defined in the Commercial Law Article of the Annotated Code of Maryland.

     In any case where the date of maturity of interest on, or principal of, this Note shall be a Sunday or legal holiday, or a day on which banking institutions in the city of payment are authorized by law or executive order to close (any other day being herein referred to as a "Banking Day"), then payment of interest or principal need not be made on such date, but may be made on the next succeeding Banking Day; provided, however, that interest shall continue to accrue through the actual date of payment.

     Executed under seal and intending this Note to be a sealed instrument, as of the date and year first above written.


ATTEST or WITNESS                     GRC INTERNATIONAL, INC.



--------------------------            By:                         (SEAL)
                                         -------------------------
                                         Name:
                                              --------------------------
                                         Title:
                                               -------------------------

                                                                       Exhibit C
                                                                       ---------

                          BORROWING BASE CERTIFICATE
                          --------------------------

NUMBER:                                                      DATE:
        ---                                                        -------------

        Pursuant to the Amended and Restated Revolving Credit Agreement ("Agreement") between the undersigned and Mercantile-Safe Deposit and Trust Company (the "Bank"), the undersigned hereby certify as of the above date, as follows:

                                                                 ($000)

1.      Maximum Borrowing Base Available        At              $
                                                   -----        -------------

2.      Total Principal Loan Balance
        Outstanding                             At              $
                                                   -----        -------------

3.      Excess Available Under the Line of
        Credit (line 1 less Line 2)(A)          At              $
                                                   -----        -------------

4.      If Line 2 is greater than Line 1,
        the Balance to be repaid                By              $
                                                   -----        -------------

The borrowing base available was determined as follows:

                                                                Potential
                                                       Base     Borrowing
                                       Percentage     Amount     Amount
                                       ----------     ------    ---------

i.      "Eligible Accounts"
        (as defined in Section 2.1 of
        the Agreement)                     80%        $         $
                                                      ------    ---------

ii.     "Unbilled Receivables" (as defined
        in Section 2.1)                    50%        $         $        (B)
                                                      ------    ---------

        Maximum Borrowing as of
                                                                $
        -------------------                                     =========

                            (A) Maximum of $15,000
                            (B) Subject to a maximum of $2,500

                        FIRST CONFIRMATION AND AMENDMENT
                        --------------------------------


         THIS FIRST CONFIRMATION AND AMENDMENT (this "Amendment") is executed as of this ____ day of May, 1996 and is effective as of March 31, 1996, by and among GRC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), SWL INC., a Virginia corporation ("SWL"), GENERAL RESEARCH CORPORATION, a Virginia corporation ("GRC"), and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (the "Bank").

                                    RECITALS
                                    --------

         WHEREAS, pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement (the "Loan Agreement") dated as of the 12th day of February, 1996, by and among the Bank, the Borrower, SWL and GRC, the Bank established (i) a $15,000,000 revolving credit facility (the "Revolving Credit Loan") in favor of the Borrower for general working capital purposes and other valid business purposes and (ii) a $5,000,000 facility (the "Acquisition Facility") for the stated purpose of providing bridge and/or term financing to fund acquisitions by the Borrower from time to time, on the condition that advances under such facility would be at the Bank's sole discretion; and

         WHEREAS, the parties desire with this Amendment (i) to amend the Loan Agreement, among other things, to amend certain of the financial covenants of the Borrower established thereunder and (ii) to provide that advances under the Acquisition Facility may also be used for working capital and other valid business purposes, all as more particularly set forth herein; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby confirm and agree as follows:

     1. The Borrower, SWL and GRC hereby confirm their obligations under, and unconditionally and irrevocably covenant and agree to be bound by all of the terms, provisions, covenants and conditions contained in the Loan Agreement, as the same shall be amended hereby.

     2.  The Loan Agreement shall be amended as follows:

                (a) The first sentence of Section 1.1(b) shall be amended and restated in its entirety, to read as follows:

     "The parties anticipate that from time to time hereafter, the Borrower may make requests for proposals from the Bank regarding additional bridge and/or term loans under the Acquisition Facility for (i) the purpose of financing future acquisitions by the Borrower or any of its Subsidiaries or
     (ii) for working capital or other corporate purposes."

                (b) Section 4.15 shall be amended and restated in its entirety, to read as follows:

         "4.15. Financial Condition and Ratios.  Commencing with the fiscal year
                ------------------------------
ending June 30, 1996, the Borrower and the Subsidiaries will at all times throughout the term of this Agreement satisfy or maintain certain minimum financial conditions and ratios as follows:

                (a) Working Capital.  Consolidated working capital, equal to
                    ---------------
consolidated current assets less consolidated current liabilities, of not less than $15,000,000.

                (b) Current Ratio.  Consolidated current assets of not less
                    -------------
than 150% of consolidated current liabilities -- that is, a current ratio of 1.50:1.0.

                (c) Consolidated Tangible Net Worth.  Consolidated tangible
                    -------------------------------
assets (excluding patents, copyrights, capitalized research and development costs, goodwill and other intangible assets) in excess of consolidated liabilities ("Consolidated Tangible Net Worth") by at least $20,000,000.

                (d) Quick Ratio.  Consolidated cash, cash equivalents and
                    -----------
trade receivables of not less than 100% of consolidated current liabilities -- that is, a quick ratio of 1.00:1.0.

                (e) Maximum Operating Loss.  The Borrower shall not have an
                    ----------------------
operating loss (i) for the fiscal quarter ending December 31, 1995 in excess of $500,000 and (ii) for each fiscal quarter thereafter in excess of $1,500,000. For purposes of this Section 4.15(e), the term "operating loss" shall not include, for a particular fiscal quarter, non-cash charge-offs in an amount up to but not exceeding $500,000 for such quarter.

                (f) Maximum Aggregate Operating Loss.  The Borrower shall not
                    --------------------------------
have an aggregate operating loss for any period of two consecutive fiscal years in excess of $1,000,000. For purposes of this Section 4.15(f), the term "operating loss" shall not include, for a particular period of two consecutive fiscal years, non-cash charge-offs in an amount not to exceed $750,000 for such period.

                (g) Debt Ratio.  Consolidated total liabilities of not more
                    ----------
than 200% of Consolidated Tangible Net Worth -- that is, a debt ratio of 2.00:1.0."

     3. All other terms and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.

     4. The Borrower, SWL and GRC (i) will execute and deliver to the Bank such additional financing statements, amendments to financing statements, continuation statements and other documents, certificates, instruments and agreements as the Bank deems necessary or advisable to accomplish or facilitate the transactions contemplated hereby and will pay all filing, recordation and registration fees and taxes incurred in connection therewith and (ii) will pay all costs and expenses (including reasonable legal expenses) incurred by the Bank in connection herewith.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this First Confirmation and Amendment under seal as of the day and year first above written.

ATTEST/WITNESS:                         GRC INTERNATIONAL, INC.



 /s/ T E McCabe           (SEAL)        By:  /s/ R.B. Alexander         (SEAL)
--------------------------                 -----------------------------
                                           Name: Ronald B. Alexander
                                           Title: Senior Vice President-Finance,
                                                  Chief Financial Officer &
                                                  Treasurer


ATTEST/WITNESS:                         SWL INC.



 /s/ T E McCabe           (SEAL)        By:  /s/ R.B. Alexander         (SEAL)
--------------------------                 -----------------------------
                                           Name: Ronald B. Alexander
                                           Title: Senior Vice President-Finance,
                                                  Chief Financial Officer &
                                                  Treasurer


ATTEST/WITNESS:                         GENERAL RESEARCH CORPORATION



 /s/ T E McCabe           (SEAL)        By:  /s/ R.B. Alexander         (SEAL)
--------------------------                 -----------------------------
                                           Name: Ronald B. Alexander
                                           Title: Senior Vice President-Finance,
                                                  Chief Financial Officer &
                                                  Treasurer


ATTEST/WITNESS:                         MERCANTILE-SAFE DEPOSIT AND
                                         TRUST COMPANY


 [SIGNATURE APPEARS HERE]               By: /s/ Philip G. Enstice       (SEAL)
--------------------------                 -----------------------------
                                           Name: Philip G. Enstice
                                           Title: Senior Vice President

                       SECOND CONFIRMATION AND AMENDMENT
                       ---------------------------------


         THIS SECOND CONFIRMATION AND AMENDMENT (this "Amendment") is dated this 18 day of July, 1996 and effective as of June 30, 1996, by and among GRC
--
INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), SWL INC., a Virginia corporation ("SWL"), GENERAL RESEARCH CORPORATION, a Virginia corporation ("GRC"), and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (the "Bank").

                                   RECITALS
                                   --------

         WHEREAS, pursuant to that certain Amended and Restated Revolving
Credit and Term Loan Agreement dated as of the 12th day of February, 1996, by and among the Bank, the Borrower, SWL and GRC, the Bank established (i) a $15,000,000 revolving credit facility (the "Revolving Credit Loan") in favor of the Borrower for general working capital purposes and other valid business purposes and (ii) a $5,000,000 facility (the "Acquisition Facility") for the stated purpose of providing bridge and/or term financing to fund acquisitions by the Borrower from time to time, on the condition that advances under such facility would be at the Bank's sole discretion; and

         WHEREAS, pursuant to that certain First Confirmation and Amendment (the "First Amendment") effective as of March 31, 1996, the parties amended the above-referenced Loan Agreement for the purpose, among other things, (i) of amending certain of the financial covenants of the Borrower established thereunder and (ii) of providing that advances under the Acquisition Facility may also be used for working capital and other valid business purposes, all as more particularly set forth herein (such Loan Agreement, as amended by the First Amendment, the "Loan Agreement"); and

         WHEREAS, the parties desire with this Amendment, among other things,
(i) to amend the Loan Agreement to increase the Revolving Credit Loan from $15,000,000 to $22,000,000 and (ii) to provide explicitly that the amount of the annual "Facility Fee" payable pursuant to Section 1.7 shall be at least $25,000; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby confirm and agree as follows:

     1. The Borrower, SWL and GRC hereby confirm their obligations under, and unconditionally and irrevocably covenant and agree to be bound by all of the terms, provisions, covenants and conditions contained in the Loan Agreement, as the same shall be amended hereby.

     2.  The Loan Agreement shall be amended as follows:

         (a) Section 1.3 shall be amended to change the reference in the third line thereof from "$15,000,000" to "$22,000,000."

         (b) Section 1.7 shall be amended in its entirety to read as follows:

                "1.7.  Unused Facility Fee.  The Borrower shall pay the Bank a
                       -------------------
     facility fee (the "Facility Fee"), payable quarterly in arrears, equal to 1/8 of 1% of the difference between (i) the average daily amount outstanding of the Revolving Credit Loan during the quarter for which such payment is made and (ii) $22,000,000; provided that the total annual Facility Fee shall be at least $25,000 and any shortfall shall be payable with respect to the final calendar quarter of each year."

         (c) The definition of the term "Revolving Credit Note" in Section 2.1 shall be amended in its entirety to read as follows:

     ""Revolving Credit Note" shall mean the Amended and Restated Revolving
       ---------------------
     Credit Master Note executed and delivered to the Bank on July 18, 1996."
                                                                   --

     3. The "Security Documents," as that term is defined in Section 2.1 of the Loan Agreement, shall be amended (i) to include within the term "Obligations" used therein the Revolving Credit Loan, as amended hereby, and
(ii) to change the definition of the term "Loan Agreement," as used therein, to refer to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of the 12th day of February, 1996, by and among the Bank, the Borrower, SWL and GRC, as amended by that certain First Confirmation and Amendment among the parties, effective as of March 31, 1996, and as further amended hereby.

     4. All other terms and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.

     5. The obligation of the Bank to make any further advance under the Revolving Credit Loan is subject to the following conditions precedent:

         (a) Revolving Credit Note.  The Bank shall have received the
              ---------------------
"Revolving Credit Note" (as defined in the Loan Agreement, as amended hereby), duly executed by the Borrower.

         (b) Opinion of Borrower's Counsel.  The Bank shall have received a
             -----------------------------
favorable written opinion of the in-house counsel to the Borrower, dated as of the date hereof, as to such matters as the Bank may reasonably request.

         (c) Evidence of Authorization.  The Bank shall have received copies
             -------------------------
of all corporate action taken by the Borrower to authorize this Amendment, the Revolving Credit Note and the borrowings thereunder, certified as of the date hereof and including a certification as to any applicable powers of attorney and as to the incumbency and signature(s) of the individuals authorized to execute and deliver or furnish such documents and all related materials and information.

         (d) Security Documents.  The Borrower shall have executed and
             ------------------
delivered to the Bank for filing all necessary and advisable Uniform Commercial Code ("UCC") financing statements, amendments and other appropriate filings, in all appropriate recording offices, and shall have obtained such releases, waivers and subordination agreements as the Bank may reasonably require, all in order to transfer and assign to the Bank, and to perfect (including in cases in which the such perfection may have lapsed) the Bank's first priority lien on and security interest in the "Collateral" (as defined in the Security Documents), and shall have paid all applicable filing and recording fees and taxes with respect thereto.

         (e) Other Documents.  The Bank shall have received such other
             ---------------
documents, certificates and opinions, and evidence of such other matters, as it may reasonably require.

     6. The Borrower, SWL and GRC (i) will execute and deliver to the Bank such additional financing statements, amendments to financing statements, continuation statements and other documents, certificates, instruments and agreements as the Bank deems necessary or advisable to accomplish or facilitate the transactions contemplated hereby and will pay all filing, recordation and registration fees and taxes incurred in connection therewith and (ii) will pay all costs and expenses (including reasonable legal expenses) incurred by the Bank in connection herewith.

               IN WITNESS WHEREOF, the undersigned have executed and delivered this First Confirmation and Amendment under seal as of the day and year first above written.



ATTEST/WITNESS:                         GRC INTERNATIONAL, INC.



  /s/ T E McCabe             (SEAL)     By:/s/ R. B. Alexander          (SEAL)
-----------------------------              ----------------------------
                                           Name: Ronald B. Alexander
                                           Title: SR VP CFO


ATTEST/WITNESS:                         SWL INC.



  /s/ T E McCabe             (SEAL)     By:/s/ R. B. Alexander          (SEAL)
-----------------------------              ----------------------------
                                           Name: Ronald B. Alexander
                                           Title: SR VP CFO


ATTEST/WITNESS:                         GENERAL RESEARCH CORPORATION



  /s/ T E McCabe             (SEAL)     By:/s/ R. B. Alexander          (SEAL)
-----------------------------              ----------------------------
                                           Name: Ronald B. Alexander
                                           Title: SR VP CFO


ATTEST/WITNESS:                         MERCANTILE-SAFE DEPOSIT AND
                                         TRUST COMPANY


  /s/ Joseph C. Schmidt                 By:/s/ Philip G. Enstice        (SEAL)
-----------------------------              ----------------------------
                                           Name: Philip G. Enstice
                                           Title: SR VP

                        THIRD CONFIRMATION AND AMENDMENT
                        --------------------------------


     THIS THIRD CONFIRMATION AND AMENDMENT (this "Amendment") is dated this 24th day of September, 1996 and effective as of June 30, 1996, by and among GRC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), SWL INC., a Virginia corporation ("SWL"), GENERAL RESEARCH CORPORATION, a Virginia corporation ("GRC"), and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (the "Bank").

                                    RECITALS
                                    --------

     WHEREAS, pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of the 12th day of February, 1996, by and among the Bank, the Borrower, SWL and GRC, the Bank established (i) a $15,000,000 revolving credit facility (the "Revolving Credit Loan") in favor of the Borrower for general working capital purposes and other valid business purposes and (ii) a $5,000,000 facility (the "Acquisition Facility") for the stated purpose of providing bridge and/or term financing to fund acquisitions by the Borrower from time to time, on the condition that advances under such facility would be at the Bank's sole discretion; and

     WHEREAS, pursuant to that certain First Confirmation and Amendment (the "First Amendment") effective as of March 31, 1996, the parties amended the above-referenced Loan Agreement for the purpose, among other things, (i) of amending certain of the financial covenants of the Borrower established thereunder and (ii) of providing that advances under the Acquisition Facility may also be used for working capital and other valid business purposes, all as more particularly set forth therein; and

     WHEREAS, pursuant to that certain Second Confirmation and Amendment (the "Second Amendment") effective as of June 30, 1996, the parties amended the above-referenced Loan Agreement for the purpose, among other things, (i) of increasing the Revolving Credit Loan from $15,000,000 to $22,000,000 and (ii) of providing explicitly that the amount of the annual "Facility Fee" payable pursuant to Section 1.7 thereof shall be at least $25,000 (such Loan Agreement, as amended by the First Amendment and the Second Amendment, the "Loan Agreement"); and

     WHEREAS, the parties desire with this Amendment, among other things, to amend the Loan Agreement (i) to extend the maturity of the Term Loan referenced in Section 1.1(a) thereof (the maturity of such Term Loan, together with the maturity of other term loans of the Borrower, to be extended pursuant to allonges separate from this Amendment) and (ii) to amend certain financial covenants of the Borrower established thereunder; and

          WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby confirm and agree as follows:

     1. The Borrower, SWL and GRC hereby confirm their obligations under, and unconditionally and irrevocably covenant and agree to be bound by all of the terms, provisions, covenants and conditions contained in the Loan Agreement, as the same shall be amended hereby.

     2.   The Loan Agreement shall be amended as follows:

          (a) Section 1.1(a) shall be amended to change the reference to "September 1, 1997" in the last line thereof to "September 1, 1998."

          (b) Section 4.15 shall be amended and restated in its entirety, to read as follows:

               4.15.  Financial Condition and Ratios.  Commencing with the
                       ------------------------------
     fiscal year ended June 30, 1996 (except as otherwise set forth in this Section 4.15), the Borrower and the Subsidiaries will at all times throughout the term of this Agreement satisfy or maintain certain minimum financial conditions and ratios as follows:

                      (a) Working Capital. Consolidated working capital, equal
                          ---------------
     to consolidated current assets less consolidated current liabilities, of
     (i) not less than $8,000,000 for the fiscal quarters ended June 30, 1996 and September 30, 1996 and (ii) not less than $15,000,000 thereafter.

                      (b) Current Ratio. (i) Consolidated current assets for the
                          -------------
     fiscal quarters ended June 30, 1996 and September 30, 1996 of not less than 130% of consolidated current liabilities -- that is, a current ratio of 1.30:1.0, and (ii) consolidated current assets thereafter of not less than 150% of consolidated current liabilities -- that is, a current ratio of 1.50:1.0.

                      (c) Consolidated Tangible Net Worth. Consolidated tangible
                          -------------------------------
     assets (excluding patents, copyrights, capitalized research and development costs, goodwill and other intangible assets) in excess of consolidated liabilities ("Consolidated Tangible Net Worth") by at least (i) $7,000,000 for the fiscal quarters ended June 30, 1996, September 30, 1996, December
     31, 1996 and March 31, 1997 and (ii) $8,000,000 thereafter.

               (d) Quick Ratio.  Consolidated cash, cash equivalents and trade
                   -----------
     receivables of not less than 100% of consolidated current liabilities -- that is, a quick ratio of 1.00:1.0.

               (e) Maximum Operating Loss.  Commencing with the fiscal quarter
                   ----------------------
     ended June 30, 1997, the Borrower shall not have an operating loss in excess of $500,000. For purposes of this Section 4.15(e), the term "operating loss" shall not include, for a particular fiscal quarter, non-cash charge-offs in an amount up to but not exceeding $500,000 for such quarter.

               (f) [Intentionally deleted]

               (g) Debt Ratio.  Consolidated total liabilities of not more than
                   ----------
     1000% of Consolidated Tangible Net Worth -- that is, a debt ratio of 10.00:1.0."

     3. All other terms and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.

     4. The Borrower, SWL and GRC (i) will execute and deliver to the Bank such additional financing statements, amendments to financing statements, continuation statements and other documents, certificates, instruments and agreements as the Bank deems necessary or advisable to accomplish or facilitate the transactions contemplated hereby and will pay all filing, recordation and registration fees and taxes incurred in connection therewith and (ii) will pay all costs and expenses (including reasonable legal expenses) incurred by the Bank in connection herewith.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Third Confirmation and Amendment under seal as of the day and year first above written.

ATTEST/WITNESS:               GRC INTERNATIONAL, INC.



/s/ T. E. McCabe     (SEAL)   By: [SIGNATURE APPEARS HERE]   (SEAL)
--------------------             ---------------------------
                                 Name:
                                 Title:

ATTEST/WITNESS:               SWL INC.



/s/ T. E. McCabe     (SEAL)   By: [SIGNATURE APPEARS HERE]   (SEAL)
--------------------             ---------------------------
                                 Name:
                                 Title:

ATTEST/WITNESS:               GENERAL RESEARCH CORPORATION



/s/ T. E. McCabe     (SEAL)   By: [SIGNATURE APPEARS HERE]   (SEAL)
--------------------             ---------------------------
                                 Name:
                                 Title:

ATTEST/WITNESS:               MERCANTILE-SAFE DEPOSIT AND
                                TRUST COMPANY


[SIGNATURE APPEARS HERE]      By: /s/ Nicholas C. Richardson (SEAL)
-------------------------        ---------------------------
                                 Name:  Nicholas C. Richardson
                                 Title:  Asst. Vice President

                                    ALLONGE

                                       TO

                                TERM LOAN NOTE OF
                             GRC INTERNATIONAL, INC.
                                       TO
                    MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
                           IN THE PRINCIPAL AMOUNT OF
              TWO MILLION TWO HUNDRED THOUSAND DOLLARS ($2,200,000)
                             DATED FEBRUARY 12, 1996


                                   WITNESSETH:

     By consent of the Maker, as evidenced by its execution of this Allonge, the Term Loan Note identified in the caption above (the "Term Note") is hereby amended as follows (unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Term Note):

1. The references to "September 1, 1997" in each of the eleventh and last lines of the first paragraph of the Term Note shall be changed to "September 1, 1998."

2. All other terms and conditions of the Term Note shall remain the same. This Allonge shall not be deemed a novation nor shall it limit, reduce or otherwise affect the Maker's obligations set forth in the Term Note. This Allonge is made in addition to, and not in substitution of, the Maker's original obligations as described in the Term Note. This Allonge shall be affixed to the original Term Note and shall be considered to be a part thereof.

     This Allonge, executed under seal in Baltimore, Maryland and intended to be a sealed instrument, is dated September 24, 1996 and is effective as of June
30, 1996.

ATTEST/WITNESS:                         GRC INTERNATIONAL, INC.


[SIGNATURE APPEARS HERE]                By:[SIGNATURE APPEARS HERE]
------------------------                   -----------------------
                                           Name:
                                           Title:

                                    ALLONGE

                                      TO

                               TERM LOAN NOTE OF
                            GRC INTERNATIONAL, INC.
                                      TO
                   MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
                          IN THE PRINCIPAL AMOUNT OF
                   FOUR HUNDRED THOUSAND DOLLARS ($400,000)
                              DATED MARCH 8, 1996


                                  WITNESSETH:

     By consent of the Maker, as evidenced by its execution of this Allonge, the Term Loan Note identified in the caption above (the "Term Note") is hereby amended as follows (unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Term Note):

1. The references to "September 1, 1997" in each of the eleventh and last lines of the first paragraph of the Term Note shall be changed to "September 1, 1998."

2. All other terms and conditions of the Term Note shall remain the same. This Allonge shall not be deemed a novation nor shall it limit, reduce or otherwise affect the Maker's obligations set forth in the Term Note. This Allonge is made in addition to, and not in substitution of, the Maker's original obligations as described in the Term Note. This Allonge shall be affixed to the original Term Note and shall be considered to be a part thereof.

     This Allonge, executed under seal in Baltimore, Maryland and intended to be a sealed instrument, is dated September 24, 1996 and is effective as of June 30, 1996.

ATTEST/WITNESS:             GRC INTERNATIONAL, INC.


/s/ T.E. McCabe             By: /s/ Ronald B. Alexander
------------------------       -------------------------
                               Name:
                               Title:

                                    ALLONGE

                                      TO

                         SECURED NOTE (COMMERCIAL) OF
                            GRC INTERNATIONAL, INC.
                                      TO
                   MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
                          IN THE PRINCIPAL AMOUNT OF
             TWO MILLION SIX HUNDRED THOUSAND DOLLARS ($2,600,000)
                              DATED JUNE 7, 1996


                                  WITNESSETH:

     By consent of the Maker, as evidenced by its execution of this Allonge, the Secured Note (Commercial) identified in the caption above (the "Secured Note") is hereby amended as follows (unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Secured Note):

1. The reference to "September 1, 1997" in the first sentence of the Secured Note shall be changed to "September 1, 1998."

2. All other terms and conditions of the Secured Note shall remain the same. This Allonge shall not be deemed a novation nor shall it limit, reduce or otherwise affect the Maker's obligations set forth in the Secured Note. This Allonge is made in addition to, and not in substitution of, the Maker's original obligations as described in the Secured Note. This Allonge shall be affixed to the original Secured Note and shall be considered to be a part thereof.

     This Allonge, executed under seal in Baltimore, Maryland and intended to be a sealed instrument, is dated September 24, 1996 and is effective as of June
30, 1996.

ATTEST/WITNESS:             GRC INTERNATIONAL, INC.


/s/ T.E. McCabe             By: /s/ Ronald B. Alexander
------------------------       -------------------------
                               Name:
                               Title: